As filed with the Securities and Exchange Commission on December 20, 2021

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

Trinity Capital Inc.

(Exact Name of Registrant as Specified in Charter)

1 N. 1st Street
3rd Floor
Phoenix, Arizona 85004

(Address of Principal Executive Offices)

(480) 374 5350

(Registrant’s Telephone Number, including Area Code)

Steven L. Brown
c/o Trinity Capital Inc.
1 N. 1st Street
3rd Floor
Phoenix, Arizona 85004

(Name and Address of Agent for Service)

WITH COPIES TO:

Cynthia M. Krus, Esq.
Stephani M. Hildebrandt, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20004
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of commencement of proposed public offering: From time to time after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

Check each box that appropriately characterizes the Registrant:

☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.001 par value per share(2)(3)
Preferred Stock, $0.001 par value per share(2)
Subscription Rights(2)
Warrants(4)
Debt Securities(5)
Total(6)			$400,000,000	$37,080

(1) Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by Trinity Capital Inc. (the “Registrant”) in connection with the sale of the securities registered under this Registration Statement.

(2) Subject to note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or subscription rights as may be sold, from time to time.

(3) Includes such indeterminate number of shares of the Registrant’s common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4) Subject to note 6 below, there is being registered hereunder an indeterminate number of the Registrant’s warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.

(5) Subject to note 6 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $400,000,000.

(6) In no event will the aggregate offering price of all securities issued from time to time by the Registrant pursuant to this Registration Statement exceed $400,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 20, 2021

PROSPECTUS

$400,000,000

TRINITY CAPITAL INC.
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are a specialty lending company that provides debt, including loans and equipment financings, to growth stage companies, including venture-backed companies and companies with institutional equity investors. We define “growth stage companies” as companies that have significant ownership and active participation by sponsors, such as institutional investors or private equity firms, and expected annual revenues of up to $100 million.

We are an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. See “Regulation” and “Certain U.S. Federal Income Tax Considerations.”

Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments. We seek to achieve our investment objective by making investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. In addition, we may obtain warrants or contingent exit fees from many of our portfolio companies, providing an additional potential source of investment returns.

We primarily target investments in growth stage companies that have generally completed product development and are in need of capital to fund revenue growth. Our loans and equipment financings generally range from $2 million to $30 million. We are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.”

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”). As a result, we are subject to reduced public company reporting requirements and intend to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act.

We may offer, from time to time, in one or more offerings or series, up to $400,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities (collectively, the “securities”). The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions generally will not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus and any accompanying prospectus supplement at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders (as defined in the 1940 Act), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (the “SEC”) may permit. At our 2021 Annual Meeting of Stockholders held on June 17, 2021, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one-year anniversary of the date of our 2021 Annual Meeting of Stockholders and the date of our 2022 Annual Meeting of Stockholders, which is expected to be held in May or June 2022. We may seek similar approval at subsequent meetings of stockholders. The proposal approved by our stockholders at our 2021 Annual Meeting of Stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in one or more offerings may not exceed 25% of our outstanding common stock as of the date of stockholder approval of this proposal. We cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”

The securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.”

Our common stock is traded on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “TRIN.” On December 17, 2021, the last reported sales price of our common stock on Nasdaq was $16.34 per share. The net asset value per share of our common stock at September 30, 2021 (the last date prior to the date of this prospectus for which we reported net asset value) was $14.70.

____________________

Investing in our securities involves a high degree of risk, including credit risk, the risk of the use of leverage and the risk of dilution, and is highly speculative. In addition, shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. If our shares of our common stock trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement. Before investing in our securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage and dilution, in “Risk Factors” beginning on page 13 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein, before investing in our securities and keep them for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004, calling us at (480) 374-5350 or visiting our corporate website located at www.trincapinvestment.com. Information on our website is not incorporated into or a part of this prospectus and any accompanying prospectus supplement. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

____________________

The date of this prospectus is                       , 2021.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $400,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. See “Plan of Distribution” for more information.

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any free writing prospectus prepared by us or on our behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part.

Throughout this prospectus, except where the context suggests otherwise:

●	the terms “we,” “us,” “our,” “Trinity” and “Company” refer, collectively, to the Legacy Funds (as defined below) and their respective subsidiaries, general partners, managers and managing members, as applicable prior to the consummation of the Formation Transactions (as defined below) and Trinity Capital Inc. after the consummation of the Formation Transactions; and

●	“Legacy Funds” refers collectively to Trinity Capital Investment, LLC (“TCI”), Trinity Capital Fund II, L.P. (“Fund II”), Trinity Capital Fund III, L.P. (“Fund III”), Trinity Capital Fund IV, L.P. (“Fund IV”) and Trinity Sidecar Income Fund, L.P. (“Sidecar Fund”) and their respective subsidiaries, general partners, managers and managing members, as applicable.

Trinity Capital Inc.

Overview

Trinity Capital Inc., a Maryland corporation, provides debt, including loans and equipment financings, to growth stage companies, including venture-backed companies and companies with institutional equity investors. Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments. We seek to achieve our investment objective by making investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. Our equipment financings involve loans for general or specific use, including acquiring equipment, that are secured by the equipment or other assets of the portfolio company. In addition, we may obtain warrants or contingent exit fees from many of our portfolio companies, providing an additional potential source of investment returns. The warrants entitle us to purchase preferred or common ownership shares of a portfolio company, and we typically target the amount of such warrants to scale in proportion to the amount of the debt or equipment financing. Contingent exit fees are cash fees payable upon the consummation of certain trigger events, such as a successful change of control or initial public offering of the portfolio company. In addition, we may obtain rights to purchase additional shares of our portfolio companies in subsequent equity financing rounds.

We target investments in growth stage companies, which are typically private companies, including venture-backed companies and companies with institutional equity investors. We define “growth stage companies” as companies that have significant ownership and active participation by sponsors, such as institutional investors or private equity firms, and expected annual revenues of up to $100 million. Subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), we are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.”

We primarily seek to invest in loans and equipment financings to growth stage companies that have generally completed product development and are in need of capital to fund revenue growth. We believe a lack of profitability often limits these companies’ ability to access traditional bank financing and our in-house engineering and operations experience allows us to better understand this risk and earn what we believe to be higher overall returns and better risk-adjusted returns than those associated with traditional bank loans.

Our loans and equipment financings generally range from $2 million to $30 million and we generally limit each loan or equipment financing to approximately five percent or less of our total assets. We believe investments of this scale are generally sufficient to support near-term growth needs of most growth stage companies. We seek to structure our loans and equipment financings such that amortization of the amount invested quickly reduces our risk exposure. Leveraging the experience of our investment professionals, we seek to target companies at their growth stage of development and to identify financing opportunities ignored by the traditional direct lending community.

As of September 30, 2021, our investment portfolio had an aggregate fair value of approximately $677.2 million and was comprised of approximately $468.9 million in secured loans, $108.8 million in equipment financings, and $99.6 million in equity and equity-related investments, including warrants, across 89 portfolio companies. See “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for additional information.

We are an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. See “Regulation” and “Certain U.S. Federal Income Tax Considerations.” For example, as a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein.

Our History

On January 16, 2020, through a series of transactions (the “Formation Transactions”), we acquired the Legacy Funds, including their respective investment portfolios (collectively, the “Legacy Portfolio”), and Trinity Capital Holdings, LLC, a holding company whose subsidiaries managed and/or had the right to receive fees from certain of the Legacy Funds (“Trinity Capital Holdings”). In the Formation Transactions, the Legacy Funds were merged with and into the Company, and we issued 9,183,185 shares of our common stock at $15.00 per share for an aggregate amount of approximately $137.7 million and paid approximately $108.7 million in cash to the Legacy Investors to acquire the Legacy Funds and all of their respective assets, including the Legacy Portfolio.

As part of the Formation Transactions, we also acquired 100% of the equity interests of Trinity Capital Holdings, the sole member of Trinity Management IV, LLC, the investment manager to Fund IV and the sub-adviser to Fund II and Fund III, for an aggregate purchase price of $10.0 million, which was comprised of 533,332 shares of our common stock at $15.00 per share for an aggregate amount of approximately $8.0 million and approximately $2.0 million in cash. As a result of this transaction, Trinity Capital Holdings became a wholly-owned subsidiary of the Company.

On February 2, 2021, we completed our initial public offering of 8,006,291 shares of our common stock at a price of $14.00 per share, inclusive of the underwriters option to purchase additional shares, which was exercised in full. Our shares of common stock began trading on the Nasdaq Global Select Market (“Nasdaq”) on January 29, 2021 under the symbol “TRIN.” Proceeds from this offering were primarily used to pay down a portion of our existing indebtedness outstanding under the Credit Suisse Credit Agreement (as defined below).

For additional information regarding our history and the Formation Transactions, see “Business.”

Borrowings

Through our wholly-owned subsidiary, Trinity Funding 1, LLC, we are a party to a $300 million credit agreement (as amended, the “Credit Suisse Credit Agreement”) with Credit Suisse AG (“Credit Suisse”). The Credit Suisse Credit Agreement matures on January 8, 2022, unless extended, and we have the ability to borrow up to an aggregate of $300 million. Borrowings under the Credit Suisse Credit Agreement generally bear interest at a rate of the three-month London Inter-Bank Offered Rate (“LIBOR”) plus 3.25%. As of December 17, 2021, approximately $10.0 million was outstanding under the Credit Suisse Credit Agreement. For information regarding the discontinuation of LIBOR, please refer to the risk factor entitled “We are exposed to risks associated with changes in interest rates” in “Part II, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2021, and any updates or supplements to such risk factor included in future Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K. See also “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for additional information regarding the Credit Suisse Credit Agreement.

Through our wholly-owned subsidiary, TCF, we are a party to a credit agreement (the “KeyBank Credit Agreement”) with KeyBank, National Association (“KeyBank”). The KeyBank Credit Agreement matures on October 27, 2026, unless extended, and includes an initial commitment of $75 million from KeyBank and allows us, through TCF, to borrow up to $300 million. Borrowings under the KeyBank Credit Agreement initially bear interest at a rate equal to the one-month LIBOR plus 3.25%, which interest rate may decrease to one-month LIBOR plus 2.85% upon the achievement of certain benchmarks, including criteria related to the number and composition of assets in the KeyBank Credit Facility’s collateral pool. As of December 17, 2021, approximately $56.0 million was outstanding under the KeyBank Credit Agreement. For information regarding the discontinuation of LIBOR, please refer to the risk factor entitled “We are exposed to risks associated with changes in interest rates” in “Part II, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2021, and any updates or supplements to such risk factor included in future Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K. See also “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for additional information regarding the KeyBank Credit Agreement.

In January 2020, we issued $125 million in aggregate principal amount of our 7.00% Notes due 2025 (the “2025 Notes”) in reliance upon the available exemptions from the registration requirements of the Securities Act (the “144A Note Offering”). The 2025 Notes were issued pursuant to an Indenture, dated as of January 16, 2020 (the “Base Indenture”), between us and U.S. Bank National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of January 16, 2020 (the “First Supplemental Indenture” and, together with the Base Indenture, the “2025 Notes Indenture”), between us and the Trustee. The 2025 Notes mature on January 16, 2025 (the “2025 Notes Maturity Date”), unless repurchased or redeemed in accordance with their terms prior to such date, and bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2020. See “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Securities Eligible for Future Sale.”

In December 2020, we issued $50 million in aggregate principal amount of our 6.00% Convertible Notes due 2025 (the “Convertible Notes”), at an original issuance price of 97.376% of the aggregate principal thereof, in reliance upon the available exemptions from the registration requirements of the Securities Act (the “Convertible Notes Offering”). The Convertible Notes were issued pursuant to the Base Indenture and a Second Supplemental Indenture, dated as of December 11, 2020 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Convertible Notes Indenture”), between us and the Trustee. The Convertible Notes mature on December 11, 2025 (the “Convertible Notes Maturity Date”), unless earlier converted or repurchased in accordance with their terms prior to such date. The Convertible Notes bear interest at a rate of 6.00% per year, subject to additional interest of 0.75% per annum if we do not maintain an investment grade rating with respect to the Convertible Notes, payable semiannually on May 1 and November 1 of each year, commencing on May 1, 2021. Holders may convert their Convertible Notes, at their option, at any time on or prior to the close of business on the business day immediately preceding the Convertible Notes Maturity Date. The conversion rate was initially 66.6667 shares of our common stock, per $1,000 principal amount of the Convertible Notes (equivalent to an initial conversion price of approximately $15.00 per share of common stock). Effective immediately after the close of business on September 30, 2021, the conversion rate changed to 66.7960 shares of our common stock, per $1,000 principal amount of the Convertible Notes (equivalent to a conversion price of approximately $14.97 per share of common stock) as a result of a certain cash dividend of the Company. The net asset value per share of our common stock at September 30, 2020 (the last date prior to the issuance of the Convertible Notes for which we reported net asset value) was $13.01. The conversion rate is subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. Upon conversion of the Convertible Notes, we will pay or deliver, as the case may be, cash, shares of our common stock, or a combination of cash and shares of our common stock, at our election, per $1,000 principal amount of the Convertible Notes, equal to the then existing conversion rate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Securities Eligible for Future Sale.”

In August 2021, we issued $125 million in aggregate principal amount of our 4.375% Notes due 2026 (the “August 2026 Notes”) under our shelf Registration Statement on Form N-2 (File No. 333-257818) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated August 19, 2021, a final prospectus supplement dated August 19, 2021, and a pricing term sheet dated August 19, 2021. The August 2026 Notes were issued pursuant to the Base Indenture and a Third Supplemental Indenture, dated as of August 24, 2021 (the “Third Supplemental Indenture” and together with the Base Indenture, the “August 2026 Notes Indenture”), between us and the Trustee. The August 2026 Notes mature on August 24, 2026, unless repurchased or redeemed in accordance with their terms prior to such date, and bear interest at a rate of 4.375% per year payable semiannually on February 15 and August 15 of each year, commencing on February 15, 2022. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

In December 2021, we issued $75 million in aggregate principal amount of our 4.25% Notes due 2026 (the “December 2026 Notes”) under our shelf Registration Statement on Form N-2 (File No. 333-257818) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated December 10, 2021, a final prospectus supplement dated December 10, 2021, and a pricing term sheet dated December 10, 2021. The December 2026 Notes were issued pursuant to the Base Indenture and a Fourth Supplemental Indenture, dated as of December 10, 2021 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the “December 2026 Notes Indenture”), between us and the Trustee. The December 2026 Notes mature on December 15, 2026, unless repurchased or redeemed in accordance with their terms prior to such date, and bear interest at a rate of 4.25% per year payable semiannually on June 15 and December 15 of each year, commencing on June 15, 2022. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We currently borrow and may continue to borrow money from time to time if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, we can borrow up to $2 for every $1 of investor equity. As of September 30, 2021, our asset coverage ratio was approximately 228.7%.

Our Business and Structure

Overview

We provide debt, including loans and equipment financings, to growth stage companies, including venture-backed companies and companies with institutional equity investors. Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments. We seek to achieve our investment objective by making investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. Our equipment financings involve loans for general or specific use, including acquiring equipment, that are secured by the equipment or other assets of the portfolio company. In addition, we may obtain warrants or contingent exit fees from many of our portfolio companies, providing an additional potential source of investment returns. The warrants entitle us to purchase preferred or common ownership shares of a portfolio company, and we typically target the amount of such warrants to scale in proportion to the amount of the debt or equipment financing. Contingent exit fees are cash fees payable upon the consummation of certain trigger events, such as a successful change of control or initial public offering of the portfolio company. In addition, we may obtain rights to purchase additional shares of our portfolio companies in subsequent equity financing rounds.

We target investments in growth stage companies with institutional investor support, experienced management teams, promising products and offerings, and large expanding markets. We define “growth stage companies” as companies that have significant ownership and active participation by sponsors and expected annual revenues of up to $100 million. These companies typically have begun to have success selling their products to the market and need additional capital to expand their operations and sales. Despite often achieving growing revenues, these types of companies typically have limited financing options to fund their growth. Equity, being dilutive in nature, is generally the most expensive form of capital available, while traditional bank financing is rarely available, given the lifecycle stage of these companies. Financing from us bridges this financing gap, providing companies with growth capital, which may result in improved profitability, less dilution for all equity investors, and increased enterprise value. Subject to the requirements of the 1940 Act, we are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets.

Our loans and equipment financings may have initial interest-only periods of up to 24 months and generally fully amortize over a total term of up to 60 months. These investments are typically secured by a blanket first position lien, a specific asset lien on mission-critical assets and/or a blanket second position lien. We may also make a limited number of direct equity and equity-related investments in conjunction with our debt investments. We target growth stage companies that have recently issued equity to raise cash to offset potential cash flow needs related to projected growth, have achieved positive cash flow to cover debt service, or have institutional investors committed to providing additional funding. A loan or equipment financing may be structured to tie the amortization of the loan or equipment financing to the portfolio company’s projected cash balances while cash is still available for operations. As such, the loan or equipment financing may have a reduced risk of default. We believe that the amortizing nature of our investments will mitigate risk and significantly reduce the risk of our investments over a relatively short period. We focus on protecting and recovering principal in each investment and structure our investments to provide downside protection.

Our loans and equipment financings generally range from $2 million to $30 million and we generally limit each loan or equipment financing to approximately five percent or less of our total assets. We believe investments of this scale are generally sufficient to support near-term growth needs of most growth stage companies. We seek to structure our loans and equipment financings such that amortization of the amount invested quickly reduces our risk exposure. Leveraging the experience of our investment professionals, we seek to target companies at their growth stage of development and to identify financing opportunities ignored by the traditional direct lending community.

Certain of the loans in which we invest have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, we have invested in and may in the future invest in or obtain significant exposure to “covenant-lite” loans, which generally are loans that do not have a complete set of financial maintenance covenants. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, because we invest in and have exposure to covenant-lite loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Management Team

We are an internally managed BDC employing 39 dedicated professionals as of September 30, 2021, including 23 investment, origination and portfolio management professionals, all of whom have experience working on investment and financing transactions. All of our employees are located in the United States. Our management team has prior management experience, including with early stage tech startups, and employs a highly systematized approach. Our senior management team, led by Steven L. Brown, comprises the majority of the senior management team that managed the Legacy Funds and sourced their investment portfolios, and we believe is well positioned to take advantage of the potential investment opportunities available in the marketplace.

●	Steven L. Brown, our founder, is our Chairman and Chief Executive Officer and has 25 years of experience in venture equity and venture debt investing and working with growth stage companies.

●	Gerald Harder, our Chief Credit Officer, has been with Trinity since 2016, and we believe his prior 30 years of engineering and operations experience adds significant value in analyzing investment opportunities.

●	Kyle Brown, our President and Chief Investment Officer, has been with Trinity since 2015 and is responsible for managing Trinity’s investment activities. He has historically managed relationships with potential investment partners, including venture capital firms and technology bank lenders, allowing us to nearly triple the number of investment opportunities reviewed by our senior management after Mr. Brown joined the senior management of Trinity.

●	Ron Kundich, our Senior Vice President — Loan Originations, is responsible for developing relationships with our referral partners, sourcing potential investments and evaluating investment opportunities.

●	David Lund, our Chief Financial Officer, Executive Vice President of Finance and Strategic Planning, and Treasurer, has over 35 years of finance and executive leadership experience working with both private and publicly traded companies, including serving as Chief Financial Officer at an internally managed venture lending, publicly traded BDC during its initial stage and subsequent years of growth in assets.

All investment decisions are made by our Investment Committee (the “Investment Committee”), whose members consist of Steven L. Brown, Gerald Harder, Kyle Brown and Ron Kundich. We consider these individuals to be our portfolio managers. The Investment Committee approves proposed investments by majority consent, which majority must include Steven L. Brown, in accordance with investment guidelines and procedures established by the Investment Committee. See “Management” and “Executive Compensation” for additional information regarding these individuals.

The members of the Investment Committee have worked together in predecessor investment funds, including the Legacy Funds, and bring decades of combined experience investing in venture debt and venture capital and managing venture-backed start-ups and other public and private entities. As a result, the members of the Investment Committee have strong backgrounds in venture capital, private equity, investing, finance, operations, management and intellectual property, and have developed a strong working knowledge in these areas and a broad network of contacts. Combined, as of September 30, 2021, the members of the Investment Committee had over 75 years in aggregate of operating experience in various public and private companies, many of them venture-funded. As a group, they have managed through all aspects of the venture capital lifecycle, including participating in change of control transactions with venture-backed companies that they founded and/or served.

Potential Competitive Advantages

We believe that we are one of only a select group of specialty lenders that has our depth of knowledge, experience, and track record in lending to growth stage companies. Further, we are one of an even smaller subset of specialty lenders that offers both loans and equipment financings. Our other potential competitive advantages include:

●	In-house engineering and operations expertise to evaluate growth stage companies’ business products and plans.

●	Direct origination networks that benefit from relationships with venture banks, institutional equity investors and entrepreneurs built during the term of operations of the Legacy Funds, which began in 2008.

●	A dedicated staff of professionals covering credit origination and underwriting, as well as portfolio management functions.

●	A proprietary credit rating system and regimented process for evaluating and underwriting prospective portfolio companies.

●	Scalable software platforms developed during the term of operations of the Legacy Funds, which support our underwriting processes and loan monitoring functions.

For additional information regarding our potential competitive advantages, see “Business.”

Market Opportunity

We believe that an attractive market opportunity exists for providing debt and equipment financings to growth stage companies for the following reasons:

●	Growth stage companies have generally been underserved by traditional lending sources.

●	Unfulfilled demand exists for loans and equipment financings to growth stage companies due to the complexity of evaluating risk in these investments.

●	Debt investments with warrants are less dilutive than traditional equity financing and complement equity financing from venture capital and private equity funds.

●	Equity funding of growth stage companies, including venture capital backed companies, has increased steadily over the last ten years, resulting in new lending and equipment financing opportunities.

●	We estimate that the annual U.S. venture debt and equipment financing market in 2020 exceeded $23 billion. We believe that the equipment financing market is even more fragmented, with the majority of equipment financing providers unable to fund investments for more than $10 million. We believe there are significant growth opportunities for us to expand our market share in the venture debt market and become a one-stop shop for loans and equipment financings for growth stage companies.

Growth Stage Companies are Underserved by Traditional Lenders.    We believe many viable growth stage companies have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively and generally refrain from lending and/or providing equipment financing to growth stage companies, instead preferring the risk-reward profile of traditional fixed asset-based lending.

Unfulfilled Demand for Loans and Equipment Financings to Growth Stage Companies.    Private capital in the form of loans and equipment financings from specialty finance companies continues to be an important source of funding for growth stage companies. We believe that the level of demand for loans and equipment financings is a function of the level of annual venture equity investment activity, and can be as much as 20% to 30% of such investment activity. We believe this market is largely served by a handful of venture banks, with whom our products generally do not compete, and a relative few term lenders and lessors.

We believe that demand for loans and equipment financings to growth stage companies is currently underserved, given the high level of activity in venture capital equity market for the growth stage companies in which we invest. We believe certain venture lending companies have begun to focus on larger investment opportunities, potentially creating additional opportunities for us in the near term. Our senior management team has seen a significant increase in the number of potential investment opportunities over the last ten years.

Debt Investments with Warrants Complement Equity Financing from Venture Capital and Private Equity Funds.  We believe that growth stage companies and their financial sponsors will continue to view debt and equipment financing as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our debt investments, including loans and equipment financings, will provide access to growth capital that otherwise may only be available through incremental equity investments by new or existing equity investors. As such, we intend to provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources.

For additional information regarding our market opportunity, see “Business.”

Investment Philosophy, Strategy and Process

We lend money in the form of term loans and equipment financings and, to a lesser extent, working capital loans to growth stage companies. Investors may receive returns from three sources — the loan’s interest payments or equipment financing payments and the associated contractual fees; the final principal payment; and, contingent upon a successful change of control or initial public offering, proceeds from the equity positions or contingent exit fees obtained at loan or equipment financing origination.

We primarily seek to invest in loans and equipment financings to growth stage companies that have generally completed product development and are in need of capital to fund revenue growth. We believe a lack of profitability often limits these companies’ ability to access traditional bank financing and our in-house engineering and operations experience allows us to better understand this risk and earn what we believe to be higher overall returns and better risk-adjusted returns than those associated with traditional bank loans. Leveraging the experience of our investment professionals, we seek to target companies at their growth stage of development and seek to identify financing opportunities ignored by the traditional direct lending community.

Subject to the requirements under the 1940 Act, which require that we invest at least 70% of our total assets in qualifying assets, we may also engage in other lending activities by investing in assets that are not qualifying assets under the requirements of the 1940 Act, including asset-backed lending, which may constitute up to 30% of our total assets.

We believe good candidates for loans and equipment financings appear in all business sectors. We are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. We believe in diversification and do not intend to specialize in any one sector. Our portfolio companies are selected from a wide range of industries, technologies and geographic regions. Since we focus on investing in portfolio companies alongside venture capital firms and technology banks, we anticipate that most of our opportunities will come from sectors that those sources finance. See “Business” for additional details.

Corporate Information

Our principal executive offices are located at 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004 and our telephone number is (480) 374-5350. Our corporate website is located at www.trincapinvestment.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Company.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Distribution reinvestment plan expenses	$15.00	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (as a percentage of net assets attributable to common stock):
Operating expenses	5.58	%(4)
Interest payments on borrowed funds	6.56	%(5)
Total annual expenses	12.14	%(6)

(1)	In the event that the securities are sold to or through underwriters, a related prospectus supplement will disclose the applicable sales load (underwriting discount or commission).
(2)	A related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated amount of offering expenses borne by the Company as a percentage of the offering price.
(3)	The expenses of our distribution reinvestment plan are included in “Operating expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in our distribution reinvestment plan except that, if a participant elects by written notice to the plan administrator prior to termination of the participant’s account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share brokerage commission from the proceeds. For additional information, see “Distribution Reinvestment Plan.”
(4)	Operating expenses represent the estimated annual operating expenses of the Company and its consolidated subsidiaries based on annualized operating expenses estimated for the current fiscal year, which considers the actual expenses for the quarter ended September 30, 2021. We do not have an investment adviser and are internally managed by our executive officers under the supervision of the Board. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and grants of options and restricted stock, if any.

Operating expenses include the fees and expenses incident to (i) our amended and restated registration rights agreement, dated December 15, 2020, related to certain shares of our common stock (the “Common Stock Registration Rights Agreement”), (ii) our registration rights agreement, dated January 16, 2020, related to the 2025 Notes (the “2025 Notes Registration Rights Agreement”), including the 2025 Notes registered for resale pursuant to such agreement, and (iii) our registration rights agreement, dated December 11, 2020, related to the Convertible Notes and the shares of our common stock issuable upon the conversion of the Convertible Notes (the “Convertible Notes Registration Rights Agreement”), including such securities registered for resale pursuant to such agreement. With respect to our obligations under such agreements, we estimate that we will incur an aggregate of approximately $450,000 of such fees and expenses.

(5)	Interest payments on borrowed funds represents an estimate of our annualized interest expense based on current borrowings under the Credit Suisse Credit Agreement, the KeyBank Credit Agreement, the 2025 Notes, the Convertible Notes, the August 2026 Notes, and the December 2026 Notes, as adjusted for any potential additional borrowings. The assumed weighted average interest rate on our total debt outstanding was 5.9%. Assumes we had $10 million outstanding under the Credit Suisse Credit Agreement, $61 million outstanding under the KeyBank Credit Agreement, $125 million in aggregate principal amount of the 2025 Notes outstanding, $50 million in aggregate principal amount of the Convertible Notes outstanding, $125 million in aggregate principal amount of the August 2026 Notes outstanding and $75 million in aggregate principal amount of the December 2026 Notes outstanding. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(6)	The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The stockholder transaction expenses described above are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$136	$341	$518	$861

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our distribution reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

Information regarding our financial highlights is incorporated by reference herein from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

SELECTED FINANCIAL DATA AND OTHER INFORMATION

The information in “Item 6. Selected Consolidated Financial Data” and “Item 8. Consolidated Financial Statements and Supplementary Data,” including the financial notes related thereto, of our most recent Annual Report on Form 10-K, and in “Item 1. Consolidated Statements of Assets and Liabilities” and “Item 1. Consolidated Statements of Operations,” including the financial notes related thereto, of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of and carefully consider the various risks associated with the investment, including those described in this prospectus, any accompanying prospectus supplement, any related free writing prospectus we may authorize in connection with a specific offering, “Part I, Item IA. Risk Factors” in our most recent Annual Report on Form 10-K, which is incorporated by reference herein in their entirety, “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference herein in their entirety, and any document incorporated by reference herein. You should carefully consider these risk factors, together with all of the other information included in this prospectus, any accompanying prospectus supplement and any related free writing prospectus we may authorize in connection with a specific offering, before you decide whether to make an investment in our securities. The risks set out and described in these documents are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described or referenced under the section entitled “Risk Factors” and elsewhere in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein, including the following factors, among others:

●	our limited operating history as a BDC;

●	our future operating results, including the impact of the novel coronavirus (“COVID-19”) pandemic;

●	our dependence upon our management team and key investment professionals;

●	our ability to manage our business and future growth;

●	risks related to investments in growth stage companies, other venture capital-backed companies and generally U.S. companies;

●	the ability of our portfolio companies to achieve their objectives, including as a result of the COVID-19 pandemic;

●	the use of leverage;

●	risks related to the uncertainty of the value of our portfolio investments;

●	changes in political, economic or industry conditions, the interest rate and inflation rate environments or conditions affecting the financial and capital markets, including as a result of the COVID-19 pandemic;

●	uncertainty surrounding the financial and/or political stability of the United States, the United Kingdom, the European Union, China and other countries, including as a result of the COVID-19 pandemic;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	risks related to changes in interest rates and inflation rates, our expenses and other general economic conditions and the effect on our net investment income;

●	the effect of the decommissioning of LIBOR;

●	the effect of changes in tax laws and regulations and interpretations thereof;

●	the impact on our business of new or amended legislation or regulations, including the Coronavirus Aid, Relief and Economic Security Act, the stimulus package passed by Congress and signed into law in December 2020 and the American Rescue Plan Act of 2021 signed into law in March 2021;

●	risks related to market volatility, including general price and volume fluctuations in stock markets;

●	our ability to make distributions, including as a result of the COVID-19 pandemic; and

●	our ability to maintain our status as a BDC under the 1940 Act and qualify annually for tax treatment as a RIC under the Code.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein. Further, any forward-looking statement speaks only as of the date on which it is made in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein, and we undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Because we are an investment company, the forward-looking statements and projections contained in this prospectus, any accompanying prospectus supplement, if any, and any documents we may incorporate by reference herein are excluded from the safe harbor protection provided by Section 27A(b)(2)(B) of the Securities Act and Section 21E of the Exchange Act (the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995).

USE OF PROCEEDS

Unless otherwise specified in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things, investing in accordance with our investment objective and strategies, repayment of any outstanding indebtedness, paying operating expenses and other general corporate purposes.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and any applicable prospectus supplement or free writing prospectus will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

Pending such uses and investments, we intend to invest any net proceeds from an offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments generally will be less than what we would expect to receive from investments in the types of investments we intend to target. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The prospectus supplement relating to an offering will more fully identify the use of proceeds from any offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

The following information is qualified by reference to, and should be read in conjunction with, the information in our most recent Annual Report on Form 10-K and in our most recent Quarterly Report on Form 10-Q regarding the price range of our common stock, distributions and stockholders of record, which is incorporated by reference herein.

Market Information

Our common stock began trading on the Nasdaq Global Select Market (“Nasdaq”) on January 29, 2021 under the symbol “TRIN” in connection with our initial public offering of shares of our common stock, which closed on February 2, 2021 (“IPO”). Prior to our IPO, the shares of our common stock were offered and sold in transactions exempt from registration under the Securities Act. As such, there was no public market for shares of our common stock during our fiscal quarters and years preceding December 31, 2020. Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. See “Risk Factors” in this prospectus and in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, as well as in any subsequent SEC filing for more information.

The following table sets forth the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock reported on Nasdaq, the closing sales price as a premium (discount) to net asset value and the dividends declared by us in each fiscal quarter since we began trading on Nasdaq. On December 17, 2021, the last reported closing sales price of our common stock on Nasdaq was $16.34 per share, which represented a premium of approximately 11.2% to our net asset value per share of $14.70 as of September 30, 2021, the last date prior to the date of this prospectus for which we reported net asset value. As of December 17, 2021, we had approximately 121 stockholders of record, which does not include stockholders for whom shares are held in nominee or “street” name.

	Net Asset	Price Range		High Sales Price Premium (Discount) to Net Asset	Low Sales Price Premium (Discount) to Net Asset	Cash Dividend
Class and Period	Value(1)	High	Low	Value(2)	Value(2)	Per Share(3)
Year ending December 31, 2021
Fourth Quarter (through December 17, 2021)	$ *	$17.57	$15.79	*	*	$0.36
Third Quarter	$14.70	$16.73	$14.14	13.8%	(3.8)%	$0.33
Second Quarter	$14.33	$15.00	$14.10	4.7%	(1.6)%	$0.29
First Quarter(4)	$13.69	$15.65	$13.75	14.3%	0.4%	$0.28

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.
(2)	Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).
(3)	Represents the dividend or distribution declared in the relevant quarter.
(4)	Shares of our common stock began trading on Nasdaq on January 29, 2021 under the trading symbol “TRIN”.
*	Not determined at time of filing.

Distribution Policy

We generally intend to make quarterly distributions and to distribute, out of assets legally available for distribution, substantially all of our available earnings, as determined by the Board in its sole discretion and in accordance with RIC requirements.

To maintain our tax treatment as a RIC, we must, among other things, timely distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must timely distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

●	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

●	98.2% of our capital gain net income, adjusted for certain ordinary losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

●	100% of any net ordinary income and capital gain net income that we recognized in preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax.

We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. The distributions that we pay may represent a return of capital. A return of capital will (i) lower a stockholder’s adjusted tax basis in our shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. A distribution or return of capital does not necessarily reflect our investment performance, and should not be confused with yield or income. See “Regulation” and “Certain U.S. Federal Income Tax Considerations.”

Distributions Declared

The following table reflects the distributions declared on shares of our common stock though the date of this prospectus:

Date Declared	Record Date	Payment Date	Distribution per Share
May 7, 2020	May 29, 2020	June 5, 2020	$0.22
August 10, 2020	August 21, 2020	September 4, 2020	$0.27
November 9, 2020	November 20, 2020	December 4, 2020	$0.27
December 22, 2020	December 30, 2020	January 15, 2021	$0.27
March 23, 2021	March 31, 2021	April 16, 2021	$0.28
June 15, 2021	June 30, 2021	July 15, 2021	$0.29
September 13, 2021	September 30, 2021	October 15, 2021	$0.33
December 16, 2021	December 31, 2021	January 14, 2022	$0.36
Total			$2.29

The tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the applicable calendar year. We can offer no assurance that we will achieve investment returns that will permit us to make distributions or that the Board will declare any distributions in the future.

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan for our stockholders. As a result, if we declare a dividend, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions. See “Distribution Reinvestment Plan.” Stockholders who receive distributions in the form of shares of our common stock generally are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their distributions in cash.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The information contained in “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein and should be read in conjunction with, and are qualified by reference to, our financial statements and notes thereto included in such Annual Report on Form 10-K and such Quarterly Report on Form 10-Q, as applicable.

BUSINESS

The information contained in “Part I, Item 1. Business,” “Part I, Item 2. Properties” and “Part I, Item 3. Legal Proceedings” of our most recent Annual Report on Form 10-K, and in “Part II, Item 1. Legal Proceedings” of our most recent Quarterly Report on Form 10-Q are incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities as of the end of our most recently completed fiscal quarter is located in “Part I, Item 1. Consolidated Financial Statements” of our most recent Quarterly Report on Form 10-Q and as of the end of our most recently completed fiscal year is located in “Part II, Item 8. Financial Statements and Supplementary Data” of our most recent Annual Report on Form 10-K, which are incorporated by reference herein. We had no senior securities outstanding as of December 31, 2019. The report of our independent registered public accounting firm, Ernst and Young LLP, on our financial statements as of and for the year ended December 31, 2020 and for the period August 12, 2019 (date of inception) to December 31, 2019 is included in our most recent Annual Report on Form 10-K (filed on March 4, 2021) and is incorporated by reference herein.

PORTFOLIO COMPANIES

The following tables set forth certain information regarding each of the portfolio companies in which we had a loan, equipment financing, equity or equity-related investment as of September 30, 2021. We will offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies will be the managerial assistance we may separately provide to our portfolio companies, which services will be ancillary to our investments.

(Amounts presented in thousands, except number of shares or units.) Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount $ (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost $	Fair Value $ (6)
Augmedix, Inc.	Professional, Scientific, and Technical Services
1161 Mission St, Suite 210 San Francisco, CA 94103		Warrant(9)	September 3, 2029	Common Stock; Strike Price $1.21	-	580,383	n/a	449	945

Axiom Space, Inc.	Space Research and Technology
1290 Hercules Ave, First Floor Houston, TX 77058		Equity	August 11, 2023	Convertible Notes (7)	500	-	n/a	500	500
		Secured Loan	June 1, 2026	Variable interest rate Prime + 3.3% or Floor rate 9.3%; EOT 2.5% (8)	30,000	n/a	n/a	29,744	29,959
		Warrant	May 28, 2031	Common Stock; Strike Price $169.24	n/a	1,773	n/a	121	127
		Warrant	May 28, 2031	Common Stock; Strike Price $340.11	n/a	882	n/a	39	40
Total Axiom Space, Inc.					30,000			30,404	30,626
BackBlaze, Inc.	Professional, Scientific, and Technical Services
500 Ben Franklin Ct. San Mateo, CA 94001		Equipment Financing	January 1, 2023	Fixed interest rate 7.2%; EOT 11.5%	582	n/a	n/a	753	749
		Equipment Financing	April 1, 2023	Fixed interest rate 7.4%; EOT 11.5%	80	n/a	n/a	99	98
		Equipment Financing	June 1, 2023	Fixed interest rate 7.4%; EOT 11.5%	641	n/a	n/a	772	769
		Equipment Financing	August 1, 2023	Fixed interest rate 7.5%; EOT 11.5%	131	n/a	n/a	155	154
		Equipment Financing	September 1, 2023	Fixed interest rate 7.7%; EOT 11.5%	136	n/a	n/a	160	159
		Equipment Financing	October 1, 2023	Fixed interest rate 7.5%; EOT 11.5%	139	n/a	n/a	161	160
		Equipment Financing	November 1, 2023	Fixed interest rate 7.2%; EOT 11.5%	469	n/a	n/a	540	537
		Equipment Financing	December 1, 2023	Fixed interest rate 7.5%; EOT 11.5%	628	n/a	n/a	716	712
		Equipment Financing	January 1, 2024	Fixed interest rate 7.4%; EOT 11.5%	552	n/a	n/a	625	621
		Equipment Financing	February 1, 2024	Fixed interest rate 7.4%; EOT 11.5%	569	n/a	n/a	638	635
		Equipment Financing	March 1, 2024	Fixed interest rate 7.2%; EOT 11.5%	498	n/a	n/a	557	554
		Equipment Financing	April 1, 2024	Fixed interest rate 7.4%; EOT 11.5%	152	n/a	n/a	168	170
		Equipment Financing	May 1, 2024	Fixed interest rate 7.3%; EOT 11.5%	991	n/a	n/a	1,093	1,092
		Equipment Financing	August 1, 2024	Fixed interest rate 7.2%; EOT 11.5%	1,085	n/a	n/a	1,172	1,168
		Equipment Financing	October 1, 2024	Fixed interest rate 7.5%; EOT 11.5%	196	n/a	n/a	209	209
		Equipment Financing	April 1, 2025	Fixed interest rate 7.2%; EOT 11.5%	2,466	n/a	n/a	2,548	2,551
Total BackBlaze, Inc.					9,315			10,366	10,338
BaubleBar, Inc.	Wholesale Trade
1115 Broadway, 5th Floor New York, NY 10010		Secured Loan	March 1, 2023	Fixed interest rate 11.5%; EOT 7.0%	3,997	n/a	n/a	4,886	4,634
		Warrant	March 29, 2027	Preferred Series C; Strike Price $1.96	n/a	531,806	n/a	638	755
		Warrant	April 20, 2028	Preferred Series C; Strike Price $1.96	n/a	60,000	n/a	72	85
Total BaubleBar, Inc.					3,997			5,596	5,474

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Boosted eCommerce, Inc.	Retail Trade
5792 W. Jefferson Blvd., Suite 88 Los Angeles, CA 90016		Warrant	December 14, 2030	Preferred Series A-1; Strike Price $0.84	n/a	759,263	n/a	259	177

Bowery Farming, Inc.	Agriculture, Forestry, Fishing and Hunting
36 W 20th St, 9th Floor New York, NY 10011		Secured Loan	January 1, 2026	Variable interest rate LIBOR + 11.0% or Floor rate 10.1% (8)	10,000	n/a	n/a	9,197	9,197
		Warrant	September 10, 2028	Common Stock; Strike Price $0.01	n/a	21,577	n/a	617	616
		Warrant	June 10, 2029	Common Stock; Strike Price $5.08	n/a	68,863	n/a	410	1,747
		Warrant	December 22, 2030	Common Stock; Strike Price $6.24	n/a	29,925	n/a	160	738
Total Bowery Farming, Inc.					10,000			10,384	12,298
Circle Media Labs, Inc.	Manufacturing
1104 NW 15th Ave, Suite 400 Portland, OR 97209		Secured Loan	June 1, 2025	Variable interest rate Prime + 5.3% or Floor rate 12.0%; EOT 5.0%(8)	5,000	n/a	n/a	4,977	2,700
		Warrant	May 5, 2031	Preferred Series C; Strike Price $0.31	n/a	101,667	n/a	29	-
Total Circle Media Labs, Inc.					5,000			5,006	2,700
Commonwealth Fusion Systems, LLC	Professional, Scientific, and Technical Services
148 Sidney St. Cambridge, MA 02139		Equipment Financing	October 1, 2024	Fixed interest rate 9.5%; EOT 8.5%	2,345	n/a	n/a	2,341	2,341

Continuity, Inc.	Professional, Scientific, and Technical Services
59 Elm St. New Haven, CT 06510		Warrant	March 29, 2026	Preferred Series C; Strike Price $0.25	n/a	1,588,806	n/a	21	8

Core Scientific, Inc.	Professional, Scientific, and Technical Services
2800 Northup Way, #220 Bellevue, WA 98004		Equipment Financing	October 1, 2024	Fixed interest rate 10.3%; EOT 5.0%	1,000	n/a	n/a	1,002	1,002

Crowdtap, Inc.	Professional, Scientific, and Technical Services
625 Broadway, 5th Floor New York, NY 10012		Warrant	December 16, 2025	Preferred Series B; Strike Price $1.09	n/a	442,233	n/a	42	240
		Warrant	November 30, 2027	Preferred Series B; Strike Price $1.09	n/a	100,000	n/a	9	54
Total Crowdtap, Inc.								51	294
Daily Pay, Inc.	Finance and Insurance
55 Broad St., 29th Floor New York, NY 10004		Secured Loan	November 1, 2024	Variable interest rate PRIME + 5.0% or Floor rate 12.0%; EOT 6.0% (8)	20,000	n/a	n/a	20,195	20,682
		Secured Loan	January 1, 2025	Variable interest rate PRIME + 5.0% or Floor rate 12.0%; EOT 6.0% (8)	5,000	n/a	n/a	5,041	5,149
		Warrant	September 30, 2030	Common Stock; Strike Price $3.00	n/a	89,264	n/a	151	857
Total Daily Pay, Inc.					25,000			25,387	26,688

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Dandelion Energy, Inc.	Construction
335 Madison Ave., 4th Floor New York, NY 10017		Equipment Financing	April 1, 2024	Fixed interest rate 9.0%; EOT 12.5%	365	n/a	n/a	394	395
		Equipment Financing	November 1, 2024	Fixed interest rate 9.2%; EOT 12.5%	453	n/a	n/a	481	480
		Equipment Financing (16)	December 1, 2024	Fixed interest rate 9.1%; EOT 12.5%	447	0	n/a	479	478
		Equipment Financing	January 1, 2025	Fixed interest rate 9.2%; EOT 12.5%	659	n/a	n/a	692	690
		Equipment Financing (16)	April 1, 2025	Fixed interest rate 9.1%; EOT 12.5%	994	0	n/a	1,037	1,037
Total Dandelion Energy, Inc.					2,918			3,083	3,080
Daring Foods, Inc.	Manufacturing
3505 Helms, Ave. Culver City, CA 90232		Equipment Financing	May 1, 2024	Fixed interest rate 9.6%; EOT 7.5%	438	n/a	n/a	443	445
		Equipment Financing	July 1, 2024	Fixed interest rate 9.5%; EOT 7.5%	2,079	n/a	n/a	2,072	2,072
		Equipment Financing	September 1, 2024	Fixed interest rate 9.7%; EOT 7.5%	1,018	n/a	n/a	1,009	1,009
		Equipment Financing	September 1, 2024	Fixed interest rate 10.0%; EOT 7.5%	591	n/a	n/a	584	584
		Warrant	April 8, 2031	Common Stock; Strike Price $0.27	n/a	68,100	n/a	106	448
Total Daring Foods, Inc.					4,126			4,214	4,558
Dynamics, Inc.	Professional, Scientific, and Technical Services
493 Nixon Rd. Cheswick, PA 15024		Equity	n/a	Preferred Series A (14)	n/a	17,726	0.50%	390	-
		Warrant	March 10, 2024	Preferred Series A; Strike Price $10.59	n/a	17,000	n/a	86	-
Total Dynamics, Inc.								476	-
E La Carte, Inc.	Professional, Scientific, and Technical Services
810 Hamilton St. Redwood City, CA 94063		Warrant	July 28, 2027	Common Stock; Strike Price $0.30	n/a	497,183	n/a	185	124
		Warrant	July 28, 2027	Preferred Series A; Strike Price $7.49	n/a	104,284	n/a	14	39
		Warrant	July 28, 2027	Preferred Series AA-1; Strike Price $7.49	n/a	106,841	n/a	14	1
Total E La Carte, Inc.								213	164
Edeniq, Inc.	Professional, Scientific, and Technical Services
2505 N Shirk Rd. Visalia, CA 93291		Secured Loan	September 1, 2021	Fixed interest rate 18.0%	1,726	n/a	n/a	36	2,211
		Secured Loan	September 1, 2021	Fixed interest rate 18.0%	1,290	n/a	n/a	27	1,668
		Equity (11)	n/a	Preferred Series B (14)	n/a	2,527,449	45.0%	-	-
		Equity (11)	n/a	Preferred Series C (14)	n/a	2,441,082	29.1%	-	-
		Equity (11)	n/a	Convertible Notes (7)	1,303	-	n/a	-	-
		Warrant (11)	December 23, 2026	Preferred Series B; Strike Price $0.22	n/a	2,685,501	n/a	-	-
		Warrant (11)	December 23, 2026	Preferred Series B; Strike Price $0.01	n/a	2,184,672	n/a	-	-
		Warrant (11)	March 12, 2028	Preferred Series C; Strike Price $0.44	n/a	5,106,972	n/a	-	-
		Warrant (11)	October 15, 2028	Preferred Series C; Strike Price $0.01	n/a	3,850,294	n/a	-	-
Total Edeniq, Inc. (18)					4,319			63	3,879

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Egomotion Corporation	Real Estate
729 Minna St. San Francisco, CA 94103		Warrant (11)	December 10, 2028	Preferred Series A; Strike Price $1.32	-	60,786	n/a	-	30
		Warrant	June 29, 2028	Preferred Series A; Strike Price $1.32	n/a	121,571	n/a	219	61
Total Egomotion Corporation								219	91
Emerald Cloud, Inc.	Professional, Scientific, and Technical Services
844 Dubuque Ave
South San Francisco, CA 94080		Equipment Financing	August 1, 2024	Fixed interest rate 9.7%; EOT 7.0%	10,059	n/a	n/a	10,158	10,158

Emergy, Inc.	Professional, Scientific, and Technical Services
6880 Winchester Cir., Unit D
Boulder, CO 80301		Equipment Financing	May 1, 2024	Fixed interest rate 9.1%; EOT 8.5%	475	n/a	n/a	491	492
		Equity	n/a	Preferred Series B (14)	n/a	75,958	n/a	500	500
Total Emergy, Inc.					475			991	992
Equipment Share, Inc.	Rental and Leasing Services
2035 W Mountain View Rd Phoenix, AZ 85021		Equipment Financing	July 1, 2023	Fixed interest rate 11.0%; EOT 5.0%	3,764	n/a	n/a	3,968	4,110
		Equipment Financing	September 1, 2023	Fixed interest rate 10.2%; EOT 5.0%	1,423	n/a	n/a	1,487	1,496
		Equipment Financing	November 1, 2023	Fixed interest rate 10.4%; EOT 5.0%	619	n/a	n/a	642	649
		Equipment Financing	November 1, 2023	Fixed interest rate 10.5%; EOT 5.0%	1,954	n/a	n/a	2,027	2,047
Total Equipment Share, Inc.					7,760			8,124	8,302
Everalbum, Inc.	Information
1 Letterman Dr., Building C, Suite 3500
San Francisco, CA 94129		Warrant	July 29, 2026	Preferred Series A; Strike Price $0.10	n/a	851,063	n/a	24	4

FemTec Health, Inc.	Health Care and Social Assistance
3614 University Blvd. Houston, TX 77005		Secured Loan	February 1, 2026	Fixed interest rate 11.0%; EOT 7.5%	10,000	n/a	n/a	10,517	10,127
		Secured Loan	September 1, 2022	Fixed interest rate 11.0%; EOT 0.0%	2,151	n/a	n/a	2,151	2,171
		Secured Loan	April 1, 2026	Fixed interest rate 11.0%; EOT 7.5%	3,000	n/a	n/a	3,000	3,000
		Equity	n/a	Common Stock	n/a	1,098,093	n/a	13,046	12,092
Total FemTec Health, Inc.					15,151			28,714	27,390
Figg, Inc.	Information
8910 University Center Ln., Suite 400 San Diego, CA 92122
		Warrant (11)	March 31, 2028	Common Stock; Strike Price $0.07	-	935,198	n/a	-	-

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Firefly Systems, Inc.	Information
488 8th St. San Francisco, CA 94103		Equipment Financing	February 1, 2023	Fixed interest rate 9.0%; EOT 10.0%	2,609	n/a	n/a	2,986	2,953
		Equipment Financing	September 1, 2023	Fixed interest rate 9.0%; EOT 10.0%	2,382	n/a	n/a	2,609	2,594
		Equipment Financing	October 1, 2023	Fixed interest rate 9.0%; EOT 10.0%	290	n/a	n/a	315	314
		Warrant	January 29, 2030	Common Stock; Strike Price $1.14	n/a	133,147	n/a	282	241
Total Firefly Systems, Inc.					5,281			6,192	6,102
Footprint International Holding, Inc.	Manufacturing
250 E. Germann Rd. Gilbert, Arizona 85927		Equipment Financing	March 1, 2024	Fixed interest rate 10.3%; EOT 8.0%	11,691	n/a	n/a	12,544	12,597
		Secured Loan	November 1, 2024	Fixed interest rate 12.0%; EOT 9.0%	6,837	n/a	n/a	7,110	7,097
		Warrant	February 14, 2030	Common Stock; Strike Price $0.31	n/a	26,852	n/a	5	521
		Warrant	June 22, 2030	Common Stock; Strike Price $0.31	n/a	10,836	n/a	4	210
Total Footprint International Holding, Inc.					18,528			19,663	20,425
Gabi Personal Insurance Agency, Inc.	Administrative and Support and Waste Management and Remediation Services
512 2nd St., Third Floor San Francisco, CA 94017		Secured Loan	September 1, 2025	Variable interest rate Prime + 3.3% or Floor rate 11.8%; EOT 5.5% (8)	5,000	n/a	n/a	4,924	5,275
		Warrant	August 6, 2031	Common Stock; Strike Price $0.81	n/a	123,058	n/a	58	900
Total Gabi Personal Insurance Agency, Inc.					5,000			4,982	6,175
Gobble, Inc.	Retail Trade
282 2nd St., Suite 300 San Francisco, CA 94105		Secured Loan	July 1, 2023	Fixed interest rate 11.3%; EOT 6.0%	2,543	n/a	n/a	2,712	2,717
		Secured Loan	July 1, 2023	Fixed interest rate 11.5%; EOT 6.0%	1,279	n/a	n/a	1,364	1,366
		Warrant	May 9, 2028	Common Stock; Strike Price $1.20	n/a	74,635	n/a	73	95
		Warrant	December 27, 2029	Common Stock; Strike Price $1.22	n/a	10,000	n/a	617	714
Total Gobble, Inc.					3,822			4,766	4,892
Gobiquity, Inc.	Information
4400 N. Scottsdale Rd., Suite 815
Scottsdale, AZ 85251		Equipment Financing	April 1, 2022	Fixed interest rate 7.55%; EOT 20.0%	122	n/a	n/a	250	244

Grandpad, Inc.	Wholesale Trade
10901 Red Circle Dr., Suite 375 Minnetonka, MN 55343		Equipment Financing	June 1, 2023	Fixed interest rate 10.6%; EOT 5.0%	2,078	n/a	n/a	2,157	2,167
		Equipment Financing	July 1, 2023	Fixed interest rate 10.8%; EOT 5.0%	2,655	n/a	n/a	2,743	2,755
Total Grandpad, Inc.					4,733			4,900	4,922
Greenlight Biosciences Inc.	Professional, Scientific, and Technical Services
200 Boston Ave., Suite 3100 Medford, MA 02155		Equipment Financing	April 1, 2024	Fixed interest rate 9.7%; EOT 8.0%	2,828	n/a	n/a	2,867	2,883
		Equipment Financing	July 1, 2024	Fixed interest rate 9.5%; EOT 8.0%	4,042	n/a	n/a	4,041	4,084
		Equipment Financing	September 1, 2024	Fixed interest rate 9.7%; EOT 8.0%	2,165	n/a	n/a	2,138	2,138
		Equipment Financing	September 1, 2024	Fixed interest rate 9.7%; EOT 8.0%	1,254	n/a	n/a	1,238	1,238
		Warrant	March 29, 2031	Common Stock; Strike Price $0.82	n/a	219,839	n/a	139	842
Total Greenlight Biosciences, Inc.					10,289			10,423	11,185

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Group Nine Media, Inc.	Information
568 Broadway, Floor 10
New York, NY 10012		Secured Loan	October 1, 2026	Variable interest rate Prime + 3.3% or Floor rate 10.5%; EOT 3.5% (8)	20,000	n/a	n/a	19,907	19,907

GrubMarket, Inc.	Wholesale Trade
1925 Jerrold Ave
San Francisco, CA 94124		Warrant	June 15, 2030	Common Stock; Strike Price $1.10	n/a	405,000	n/a	116	559

Gtxcel, Inc.	Information
2855 Telegraph Ave., Suite 600 Berkeley, CA 94705		Warrant	September 24, 2025	Preferred Series C; Strike Price $0.21	n/a	1,000,000	n/a	83	25
		Warrant	September 24, 2025	Preferred Series D; Strike Price $0.21	n/a	1,000,000	n/a	83	25
Total Gtxcel, Inc.								166	50
Happiest Baby, Inc.	Manufacturing
3115 South La Cienega Blvd. Los Angeles, CA 90016		Equipment Financing	September 1, 2022	Fixed interest rate 8.4%; EOT 9.5%	524	n/a	n/a	669	654
		Equipment Financing	November 1, 2022	Fixed interest rate 8.6%; EOT 9.5%	456	n/a	n/a	563	561
		Equipment Financing	January 1, 2023	Fixed interest rate 8.6%; EOT 9.5%	463	n/a	n/a	550	552
		Equipment Financing	June 1, 2023	Fixed interest rate 8.2%; EOT 9.5%	640	n/a	n/a	723	722
		Equipment Financing	January 1, 2024	Fixed interest rate 8.4%; EOT 9.5%	965	n/a	n/a	1,032	1,034
		Equipment Financing	May 1, 2025	Fixed interest rate 8.4%; EOT 9.5%	816	n/a	n/a	851	853
		Warrant	May 16, 2029	Common Stock; Strike Price $0.33	n/a	182,554	n/a	193	233
Total Happiest Baby					3,864			4,581	4,609
Health-Ade, LLC	Manufacturing
24325 Crenshaw Blvd., Suite 128 Torrance, CA 90505		Equipment Financing	February 1, 2022	Fixed interest rate 9.4%; EOT 15.0%	434	n/a	n/a	1,027	1,012
		Equipment Financing	April 1, 2022	Fixed interest rate 8.6%; EOT 15.0%	324	n/a	n/a	616	607
		Equipment Financing	July 1, 2022	Fixed interest rate 9.1%; EOT 15.0%	1,011	n/a	n/a	1,603	1,583
Total Health-Ade, LLC					1,769			3,246	3,202
Hi-Power, LLC	Manufacturing
200 Braddock Ave. Turtle Creek, PA 15145		Equipment Financing	April 1, 2025	Fixed interest rate 12.4%; EOT 1.0%	7,000	n/a	n/a	6,983	6,983

Hologram, Inc.	Professional, Scientific, and Technical Services
1N LaSalle St., Suite 850 Chicago, IL 60602		Warrant	January 27, 2030	Common Stock; Strike Price $0.26	n/a	193,054	n/a	49	914

Hospitalists Now, Inc.	Professional, Scientific, and Technical Services
7500 Rialto Blvd., Building 1, Suite 140 Austin, TX 78735		Warrant	March 30, 2026	Preferred Series D2; Strike Price $5.89	n/a	135,807	n/a	71	1,606
		Warrant	December 6, 2026	Preferred Series D2; Strike Price $5.89	n/a	750,000	n/a	391	291
Total Hospitalists Now, Inc.								462	1,897

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Incontext Solutions, Inc.	Professional, Scientific, and Technical Services
300 W Adams St, Suite 600 Chicago, IL 60606		Secured Loan	October 1, 2024	Fixed interest rate 11.8%; EOT 16.4%	6,149	n/a	n/a	6,744	5,430
		Warrant	September 28, 2028	Preferred Series AA-1; Strike Price $1.47	n/a	332,858	n/a	34	2
Total Incontext Solutions, Inc.					6,149			6,778	5,432
indie Semiconductor, LLC	Manufacturing
32 Journey Suite 100 Aliso Viejo, CA 92656		Equity (9)	n/a	Common Stock	-	196,346	n/a	31	2,281

Invenia, Inc.	Utilities
201 - 281 McDermot Ave. Winnipeg, MB R3B 0S9 Canada		Secured Loan	January 1, 2023	Fixed interest rate 11.5%; EOT 5.0%	4,383	n/a	n/a	4,841	4,789
		Secured Loan	May 1, 2023	Fixed interest rate 11.5%; EOT 5.0%	2,390	n/a	n/a	2,595	2,583
		Secured Loan	January 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	2,419	n/a	n/a	2,515	2,556
		Secured Loan	February 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	3,326	n/a	n/a	3,473	3,507
		Secured Loan	July 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	3,812	n/a	n/a	3,909	3,998
		Secured Loan	November 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	5,000	n/a	n/a	5,087	5,203
Total Invenia, Inc. (10)					21,330			22,420	22,636
Knockaway, Inc.	Real Estate
309 East Paces Ferry Rd. NE #400 Atlanta , GA 30305		Secured Loan	December 1, 2023	Fixed interest rate 11.0%; EOT 3.0%	7,799	n/a	n/a	7,985	7,995
		Secured Loan	February 1, 2024	Fixed interest rate 11.0%; EOT 3.0%	2,076	n/a	n/a	2,117	2,129
		Secured Loan	March 1, 2024	Fixed interest rate 11.0%; EOT 3.0%	2,138	n/a	n/a	2,177	2,190
		Warrant	May 24, 2029	Preferred Series B; Strike Price $8.53	n/a	87,955	n/a	209	140
Total Knockaway, Inc.					12,013			12,488	12,454
Lark Technologies, Inc.	Health Care and Social Assistance
2570 W. El Camino Real, Suite 100 Mountain View, CA 94040		Secured Loan	April 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 11.5%; EOT 4.0% (8)	5,000	n/a	n/a	4,905	4,959
		Secured Loan	January 1, 2026	Variable interest rate PRIME + 3.3% or Floor rate 11.5%; EOT 4.0% (8)	5,000	n/a	n/a	4,780	4,819
		Equity	n/a	Preferred Series D (14)	n/a	32416	n/a	500	500
		Warrant	September 30, 2030	Common Stock; Strike Price $1.76	n/a	76231	n/a	177	708
		Warrant	June 30, 2031	Common Stock; Strike Price $1.76	n/a	79325	n/a	258	737
Total Lark Technologies, Inc.					10,000			10,620	11,723
Lensvector, Inc.	Manufacturing
2307 Leghorn St.
Mountain View, CA 94043		Warrant	December 30, 2021	Preferred Series C; Strike Price $1.18	n/a	85,065	n/a	32	-

Lucidworks, Inc.	Information
340 Brannan St., Suite 400
San Francisco, CA 94107		Warrant	June 27, 2026	Preferred Series D; Strike Price $0.77	n/a	619,435	n/a	806	1,632

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Lucid Motors, Inc.	Manufacturing
7373 Gateway Boulevard
Newark, CA 94560		Equity (9)	n/a	Common Stock	-	1,867,973	n/a	8,560	39,961

Madison Reed, Inc.	Retail Trade
430 Shotweel St. San Francisco, CA 94110		Warrant	March 23, 2027	Preferred Series C; Stirke Price $2.57	n/a	194,553	n/a	185	361
		Warrant	July 18, 2028	Common Stock; Strike Price $0.99	n/a	43,158	n/a	71	119
		Warrant	May 19, 2029	Common Stock; Strike Price $1.23	n/a	36,585	n/a	56	95
Total Madison Reed, Inc.					-			312	575
Mainspring Energy, Inc.	Manufacturing
3601 Haven Ave. Menlo Park, CA 94025		Secured Loan	August 1, 2023	Fixed interest rate 11.0%; EOT 3.8%	6,423	n/a	n/a	6,682	6,702
		Secured Loan	December 1, 2024	Fixed interest rate 11.0%; EOT 3.8%	5,500	n/a	n/a	5,392	5,511
		Warrant	July 9, 2029	Common Stock; Strike Price $1.15	n/a	140,186	n/a	283	541
		Warrant	November 20, 2030	Common Stock; Strike Price $1.15	n/a	81,294	n/a	226	314
Total Mainspring Energy, Inc.					11,923			12,583	13,068
Matterport, Inc.	Professional, Scientific, and Technical Services
352 East Java Dr. Sunnyvale, CA 94089		Equity (9)	n/a	Fixed interest rate 11.5%; EOT 5.0%	-	571,941	n/a	434	9,569

Maxwell Financial Labs, Inc.	Rental and Leasing Services
518 17th St., Suite 950
Denver, CO 80202		Secured Loan	April 1, 2026	Variable interest rate PRIME + 4.0% or Floor rate 10.0%; EOT 5.0% (8)	18,000	n/a	n/a	17,735	17,735
		Equity	n/a	Preferred Series B (14)	n/a	135,641	n/a	500	507
		Warrant	October 7, 2030	Common Stock; Stike Price $0.29	n/a	106,735	n/a	21	246
		Warrant	December 22, 2030	Common Stock; Stike Price $0.29	n/a	110,860	n/a	34	236
		Warrant	September 30, 2031	Common Stock; Stike Price $1.04	n/a	79,135	n/a	147	148
Total Maxwell Financial Labs, Inc.					18,000			18,437	18,872
Medical Sales Training Holding Company	Educational Services
10004 Park Meadows Dr., Suite 214
Alone Tree, CO 80124		Secured Loan	April 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 12.0%; EOT 5.0% (8)	6,000	n/a	n/a	5,993	6,026
		Secured Loan	August 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 12.0%; EOT 5.0% (8)	2,000	n/a	n/a	1,983	1,983
		Warrant	March 18, 2031	Common Stock; Stike Price $7.74	n/a	3,232	n/a	21	17
Total Medical Sales Training Holding Company					8,000			7,997	8,026

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Miyoko's Kitchen	Manufacturing
2086 Marina Ave.
Petaluma, CA 94954		Equipment Financing	September 1, 2022	Fixed interest rate 8.8%; EOT 9.0%	329	n/a	n/a	392	392
		Equipment Financing	March 1, 2023	Fixed interest rate 8.9%; EOT 9.0%	586	n/a	n/a	646	646
		Equipment Financing	September 1, 2023	Fixed interest rate 8.5%; EOT 9.0%	512	n/a	n/a	538	538
		Equipment Financing	December 1, 2023	Fixed interest rate 8.9%; EOT 9.0%	541	n/a	n/a	551	552
Total Miyoko's Kitchen					1,427			2,127	2,128
Molekule, Inc.	Manufacturing
1301 Folsom St. San Francisco, CA 94130		Equipment Financing	January 1, 2024	Fixed interest rate 8.8%; EOT 10.0%	1,955	n/a	n/a	2,101	2,089
		Equipment Financing	April 1, 2024	Fixed interest rate 9.0%; EOT 10.0%	430	n/a	n/a	458	455
		Equipment Financing	July 1, 2024	Fixed interest rate 8.8%; EOT 10.0%	709	n/a	n/a	743	737
		Equipment Financing	March 1, 2025	Fixed interest rate 8.9%; EOT 10.0%	527	n/a	n/a	530	530
		Warrant	June 19, 2030	Preferred Series C-1; Strike Price $3.12	n/a	32,051	n/a	16	26
Total Molekule, Inc.					3,621			3,848	3,837
Nexii Building Solutions, Inc.	Manufacturing
595 Burrard St., PO Box 49369
Vancouver, BC, V7X 1L4, CANADA		Secured Loan	September 1, 2025	Variable interest rate Prime + 3.3% or Floor rate 10.3%; EOT 2.5% (8)	10,000	n/a	n/a	9,515	9,515
		Warrant	August 27, 2026	Common Stock; Strike Price $15.86	n/a	63,071	n/a	410	416
Total Nexii building Solutions, Inc.					10,000			9,925	9,931
Orchard Technologies, Inc.	Real Estate
31 West 27th St., 4th Floor
New York, NY 10001		Secured Loan	April 1, 2026	Variable interest rate Prime + 3.5% or Floor rate 11.0%; EOT 4.0% (8)	5,000	n/a	n/a	5,012	5,052
		Secured Loan	April 1, 2026	Variable interest rate Prime + 3.5% or Floor rate 11.0%; EOT 4.0% (8)	12,500	n/a	n/a	12,472	12,580
		Equity	n/a	Preferred Series D (14)	n/a	74406	n/a	500	500
Total Orchard Technologies, Inc.					17,500			17,984	18,132

Oto Analytics, Inc.	Information
135 Townsend St., #300
San Francisco, CA 94107		Warrant	August 31, 2028	Preferred Series B; Strike Price $0.79	n/a	1,018,718	n/a	295	119

PebblePost, Inc.	Professional, Scientific, and Technical Services
400 Lafayette St., 2nd Floor
New York, NY 10003		Secured Loan	June 1, 2025	Variable interest rate Prime + 3.3% or Floor rate 11.5%; EOT 3.8% (8)	12,500	n/a	n/a	12,394	12,504
		Warrant	May 7, 2031	Preferred Series B; Strike Price $0.75	n/a	657,343	n/a	68	86
Total PebblePost, Inc.					12,500			12,462	12,590

Pendulum Therapeutics, Inc.	Professional, Scientific, and Technical Services
933 20th St. San Francisco, CA 94107		Equipment Financing	May 1, 2023	Fixed interest rate 7.7%; EOT 5.0%	243	n/a	n/a	251	252
		Equipment Financing	August 1, 2023	Fixed interest rate 7.8%; EOT 5.0%	1,521	n/a	n/a	1,621	1,632
		Equipment Financing	October 1, 2023	Fixed interest rate 7.66%; EOT 5.0%	460	n/a	n/a	480	484
		Equipment Financing	February 1, 2024	Fixed interest rate 9.8%%; EOT 6.0%	700	n/a	n/a	726	733
		Warrant	October 9, 2029	Preferred Series B; Strike Price $1.90	n/a	55,263	n/a	44	47
		Warrant	July 15, 2030	Preferred Series B; Strike Price $1.90	n/a	36,842	n/a	36	31
Total Pendulum Therapeutics, Inc.					2,924			3,158	3,179

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Petal Card, Inc.	Finance and Insurance
483 Broadway, Floor 2 New York, NY 10013		Secured Loan	October 1, 2024	Variable interest rate Prime + 3.5% or Floor rate 11.0%; EOT 3.0% (8)	10,000	n/a	n/a	10,112	10,040
		Secured Loan	October 1, 2024	Variable interest rate Prime + 11.0% or Floor rate 11.0%; EOT 3.0% (8)	7,000	n/a	n/a	6,798	6,800
		Secured Loan (12)	January 1, 2024	Variable interest rate PRIME + 4.3% or Floor rate 11.5% (8)	8,235	n/a	n/a	9,214	9,603
		Warrant	November 27, 2029	Preferred Series B; Strike Price $1.32	n/a	250,268	n/a	147	447
		Warrant	January 11, 2031	Common Stock; Strike Price $0.01	n/a	135,835	n/a	312	363
		Warrant	August 6, 2031	Common Stock; Strike Price $1.60	n/a	111,555	n/a	198	181
Total Petal Card, Inc.					25,235			26,781	27,434
Portofino Labs, Inc.	Retail Trade
1475 Veterans Blvd. Redwood City, CA 94063		Secured Loan	July 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 11.5%; EOT 4.0% (8)	2,000	n/a	n/a	2,006	2,017
		Secured Loan	October 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 11.5%; EOT 4.0% (8)	3,000	n/a	n/a	2,881	2,900
		Secured Loan	November 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 11.5%; EOT 4.0% (8)	2,000	n/a	n/a	1,840	1,856
		Warrant	December 31, 2030	Common Stock; Strike Price $1.53	n/a	39,659	n/a	160	243
		Warrant	April 1, 2031	Common Stock; Strike Price $1.46	n/a	39,912	n/a	99	99
Total Portofino Labs, Inc.					7,000			6,986	7,115
Project Frog, Inc.	Construction
99 Green St., 2nd Floor San Francisco, CA 94111		Secured Loan	December 1, 2023	Fixed interest rate 12.0%	4,128	n/a	n/a	4,063	3,757
		Equity	n/a	Preferred Series AA-1 (14)	n/a	4,383,173	44.0%	352	53
		Equity	n/a	Preferred Series BB (14)	n/a	3,401,427	45.0%	1,333	10
		Equity	n/a	Common Stock	n/a	6,634,061	145.0%	1,684	188
		Equity	n/a	Preferred Series CC (14)	n/a	3,379,887	245.0%	1,253	1,011
		Warrant	July 26, 2026	Preferred Series AA; Strike Price $0.19	n/a	211,633	n/a	9	1
		Warrant	July 26, 2026	Common Stock; Strike Price $0.19	n/a	180,356	n/a	9	-
		Warrant	December 31, 2031	Preferred Series CC; Strike Price $0.01	n/a	250,000	n/a	20	78
Total Project Frog, Inc. (18)					4,128			8,723	5,098
Quip NYC, Inc.	Manufacturing
45 Main St., Suite 630 Brooklyn, NY 11201		Secured Loan	April 1, 2026	Variable interest rate PRIME + 3.3% or Floor rate 11.3%; EOT 3.0% (8)	17,500	n/a	n/a	17,256	17,402
		Warrant	March 9, 2031	Preferred Series A-1; Strike Price $48.46	n/a	10,833	n/a	204	314
		Equity	n/a	Preferred Series B-1 (14)	n/a	3,321	n/a	500	500
Total Quip NYC, Inc.					17,500			17,960	18,216
RapidMiner, Inc.	Information
100 Summer St., Suite 1503 Boston, MA 02110		Warrant	March 25, 2029	Preferred Series C-1; Strike Price $60.22	n/a	11,624	n/a	528	32

Realty Mogul, Co.	Finance and Insurance
10573 W Pico Blvd.
Los Angeles, CA 90064		Warrant	December 18, 2027	Preferred Series B; Strike Price $3.88	n/a	234,421	n/a	285	19

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Reciprocity, Inc.	Professional, Scientific, and Technical Services
755 Sansome St., 6th Floor San Francisco, CA 94111		Secured Loan	October 1, 2024	Variable interest rate PRIME + 3.3% or Floor rate 11.3%; EOT 2.0% (8)	10,000	n/a	n/a	9,951	9,938
		Secured Loan	May 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 11.3%; EOT 2.0% (8)	5,000	n/a	n/a	4,970	4,922
		Warrant	September 25, 2030	Common Stock; Strike Price $4.17	n/a	114,678	n/a	99	113
		Warrant	April 29, 2031	Common Stock; Strike Price $4.17	n/a	57,195	n/a	54	57
Total Reciprocity, Inc.					15,000			15,074	15,030
Resilinc, Inc.	Professional, Scientific, and Technical Services
1900 McCarthy Blvd. #305
Milpitas, CA 95035		Warrant	December 15, 2025	Preferred Series A; Strike Price $0.51	n/a	589,275	n/a	40	-

Rigetti & Co, Inc.	Information
2929 7th St Berkeley, CA 94710		Secured Loan	April 1, 2025	Variable interest rate PRIME + 3.5% or Floor rate 11.0%; EOT 2.8% (8)	12,000	n/a	n/a	11,837	11,934
		Secured Loan	June 1, 2025	Variable interest rate PRIME + 3.5% or Floor rate 11.0%; EOT 2.8% (8)	8,000	n/a	n/a	7,858	7,925
		Warrant	May 18, 2031	Common Stock; Strike Price $0.21	n/a	995,099	n/a	506	2,265
Total Rigetti & Co, Inc.								20,201	22,124
Robotany, Inc.	Agriculture, Forestry, Fishing and Hunting
401 Bingham St. Pittsburgh, PA 15203		Equipment Financing	January 1, 2024	Fixed interest rate 7.6%; EOT 22.0%	1,322	n/a	n/a	1,545	1,593
		Warrant	July 19, 2029	Common Stock; Strike Price $0.26	n/a	262,870	n/a	128	275
Total Robotany, Inc.					1,322			1,673	1,868
SBG Labs, Inc.	Manufacturing
1288 Hammerwood Ave. Sunnyvale, CA 94089		Warrant	June 29, 2023	Preferred Series A-1; Strike Price $0.70	n/a	42,857	n/a	13	-
		Warrant	September 18, 2024	Preferred Series A-1; Strike Price $0.70	n/a	25,714	n/a	8	-
		Warrant	January 14, 2024	Preferred Series A-1; Strike Price $0.70	n/a	21,492	n/a	7	-
		Warrant	March 24, 2025	Preferred Series A-1; Strike Price $0.70	n/a	12,155	n/a	4	-
		Warrant	October 10, 2023	Preferred Series A-1; Strike Price $0.70	n/a	11,150	n/a	4	-
		Warrant	May 6, 2024	Preferred Series A-1; Strike Price $0.70	n/a	11,145	n/a	4	-
		Warrant	June 9, 2024	Preferred Series A-1; Strike Price $0.70	n/a	7,085	n/a	2	-
		Warrant	May 20, 2024	Preferred Series A-1; Strike Price $0.70	n/a	342,857	n/a	110	-
		Warrant	March 26, 2025	Preferred Series A-1; Strike Price $0.70	n/a	200,000	n/a	65	-
Total SBG Labs, Inc.								217	-
Seaon Environmental, LLC	Administrative and Support and Waste Management and Remediation Services
2055 E Warner Rd.
Tempe, AZ 85284		Equipment Financing	January 1, 2023	Fixed interest rate 9.0%; EOT 12.0%	1,378	n/a	n/a	1,726	1,715

Smule, Inc.	Information
139 Townsend St., Suite 300 San Francisco, CA 94107		Secured Loan	January 1, 2022	Fixed interest rate 0.0% (13)	40	n/a	n/a	40	40

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Store Intelligence	Manufacturing
369 Pine St., Suite 103 San Francisco, CA 94104		Secured Loan (15)	August 1, 2024	Fixed interest rate 12.0%; EOT 7.7%	11,761	0	n/a	12,153	6,919
		Equity	n/a	Preferred Series A (14)	n/a	1,430,000	12.90%	608	-
Total Store Intelligence					11,761			12,761	6,919
Stratifyd, Inc.	Information
2101 Thrift Rd. Charlotte, NC 28202		Secured Loan	December 1, 2025	Variable interest rate Prime + 3.3% or Floor rate 11.0%; EOT 3.5% (8)	6,000	n/a	n/a	5,921	5,921
		Warrant	September 3, 2031	Preferred Series B-2: Strike Price $2.53	n/a	106719	n/a	84	84
Total Stratifyd, Inc.					6,000			6,005	6,005
Sun Basket, Inc.	Professional, Scientific, and Technical Services
1170 Olinder Ct. San Jose, CA 95122		Secured Loan	December 1, 2024	Variable interest rate Prime + 3.3% or Floor rate 11.8%; EOT 5.0%	18,375	n/a	n/a	18,276	18,388
		Warrant	October 5, 2027	Preferred Series C-2; Strike Price $6.02	n/a	249,306	n/a	111	53
		Warrant	December 29, 2032	Common Stock; Strike Price $0.89	n/a	118,678	n/a	545	420
Total Sun Basket, Inc.					18,375			18,932	18,861
Super73, Inc.	Retail Trade
16591 Noyes Ave. Irvine, CA 92606		Secured Loan	January 1, 2025	Variable interest rate PRIME + 4.3% or Floor rate 11.5%; EOT 4.0% (8)	5,500	n/a	n/a	5,499	5,464
		Warrant	December 31, 2030	Common Stock; Strike Price $3.16	n/a	177,305	n/a	105	69
Total Super73, Inc.					5,500			5,604	5,533

Tarana Wireless, Inc.	Manufacturing
590 Alder Dr. Milpitas, CA 95035		Secured Loan	July 1, 2025	Variable interest rate Prime + 3.5% or Floor rate 11.5%; EOT 4.5% (8)	18,500	n/a	n/a	17,540	17,373
		Warrant	June 30, 2031	Common Stock; Strike Price $0.19	n/a	5,027,629	n/a	967	816
Total Tarana Wireless, Inc.					18,500			18,507	18,189
The Fynder Group, Inc.	Manufacturing
815 W Pershing Rd., Unit 4 Chicago, IL 60609		Equipment Financing	May 1, 2024	Fixed interest rate 9.1%; EOT 10.0%	536	n/a	n/a	555	556
		Warrant	October 14, 2030	Common Stock; Strike Price $0.49	n/a	36,445	n/a	68	357
Total The Fynder Group, Inc.					536			623	913
Trendly, Inc.	Retail Trade
260 W 35th St., Suite 700
New York, NY 10001		Warrant	August 10, 2026	Preferred Series A; Strike Price $1.14	n/a	245,506	n/a	222	127

UnTuckIt, Inc.	Retail Trade
110 Greene St.
New York, NY 10012		Secured Loan	June 1, 2025	Fixed interest rate 12.0%; EOT 3.8%	15,000	n/a	n/a	15,797	15,139

Utility Associates, Inc.	Professional, Scientific, and Technical Services
250 E Ponce de Leon Ave. #700 Decatur, GA 30030		Secured Loan (15)	September 30, 2023	PIK Fixed interest rate 11.0% (17)	750	n/a	n/a	830	697
		Warrant	June 30, 2025	Preferred Series A; Strike Price $4.54	n/a	92,511	n/a	55	-
		Warrant	May 1, 2026	Preferred Series A; Strike Price $4.54	n/a	60,000	n/a	36	-
		Warrant	May 22, 2027	Preferred Series A; Strike Price $4.54	n/a	200,000	n/a	120	-
Total Utility Associates, Inc.					750			1,041	697

Portfolio Company (1)	Industry (2)	Type of Investment (3)	Maturity Date	Interest Rate (4)	Principal Amount (5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value (6)
Vertical Communications, Inc.	Manufacturing
3140 De La Cruz Blvd., Suite 110 Santa Clara, CA 95054		Secured Loan	March 1, 2026	Fixed interest rate 11.0%; EOT 23.8%	13,300	n/a	n/a	14,796	13,493
		Equity	n/a	Convertible Notes (7)	n/a	5,500	n/a	3,966	2,492
		Equity (11)	n/a	Preferred Series 1 (14)	-	3,892,485	98.43%	-	-
		Warrant (11)	July 11, 2026	Preferred Series A; Strike Price $1.00	-	828,479		-	-
Total Vertical Communications, Inc. (18)					13,300			18,762	15,985
VitaCup, Inc.	Manufacturing
10620 Treena St., Suite 100 San Diego, CA 92131		Secured Loan	July 1, 2025	Variable interest rate Prime + 4.0% or Floor rate 11.5%; EOT 2.5% (8)	5,500	n/a	n/a	5,454	5,505
		Warrant	June 23, 2031	Common Stock; Strike Price $2.79	n/a	68,996	n/a	9	5
Total VitaCup, Inc.					5,500			5,463	5,510
Wanderjaunt, Inc.	Real Estate
650 Mission St., Floor 3 San Francisco, CA 94105		Equipment Financing	June 1, 2023	Fixed interest rate 10.2%; EOT 12.0%	277	n/a	n/a	309	304
		Equipment Financing	August 1, 2023	Fixed interest rate 10.2%; EOT 12.0%	905	n/a	n/a	1,036	1,030
Total Wanderjaunt, Inc.					1,182			1,345	1,334
Whip Networks, Inc.	Information
1841 Centinela Ave. Santa Monica, CA 90404		Secured Loan	July 1, 2025	Variable interest rate Prime + 3.3% or Floor rate 11.0%; EOT 3.5% (8)	5,000	n/a	n/a	4,973	5,014
		Secured Loan	July 1, 2025	Variable interest rate Prime + 3.3% or Floor rate 11.0%; EOT 3.5% (8)	1,000	n/a	n/a	991	991
Total Whip Networks, Inc.					6,000			5,964	6,005
WorkWell Prevention & Care	Health Care and Social Assistance
11 E. Superior, Suite 410 Duluth, MN 55802		Secured Loan	March 1, 2024	Fixed interest rate 8.2%; EOT 10%	3,370	n/a	n/a	3,646	3,614
		Secured Loan	March 1, 2024	Fixed interest rate 8.0%	700	n/a	n/a	722	693
		Equity	n/a	Common Stock	n/a	7,000,000	88.5%	51	-
		Equity	n/a	Preferred Series P (14)	n/a	3,450	100.0%	3,450	-
		Equity	n/a	Convertible Notes (7)	n/a	-	n/a	2,519	1,402
Total WorkWell Prevention & Care (18)					4,070			10,388	5,709
Yellowbrick, Inc.	Health Care and Social Assistance
15 W. 38th St., 10th Floor New York, NY 10018		Secured Loan	September 1, 2025	Variable interest rate PRIME + 3.3% or Floor rate 11.5%; EOT 5.0% (8)	7,500	n/a	n/a	7,546	7,546
		Secured Loan	March 1, 2026	Variable interest rate PRIME + 3.3% or Floor rate 11.5%; EOT 5.0% (8)	2,500	n/a	n/a	2,493	2,493
		Warrant	September 28, 2028	Common Stock; Strike Price $0.90	n/a	222,222	n/a	120	676
Total Qubed, Inc. dba Yellowbrick					10,000			10,159	10,715
ZenDrive, Inc.	Professional, Scientific, and Technical Services
388 Market St., Suite 1300 San Francisco, CA 94111		Secured Loan	August 1, 2026	Variable interest rate Prime + 3.3% or Floor rate 10.3%; EOT 3.0% (8)	15,000	n/a	n/a	14,856	14,856
		Warrant	July 16, 2031	Common Stock; Strike Price $2.46	n/a	30,466	n/a	29	107
Total ZenDrive, Inc.					15,000			14,885	14,963
Zosano Pharma Corporation	Pharmaceutical
34790 Ardentech Ct. Fremont, CA 94555		Equipment Financing	April 1, 2022	Fixed interest rate 9.4%; EOT 12.0%	934	n/a	n/a	1,519	1,449
		Equipment Financing	July 1, 2022	Fixed interest rate 9.7%; EOT 12.0%	778	n/a	n/a	1,094	1,045
		Equipment Financing	January 1, 2023	Fixed interest rate 9.9%; EOT 12.0%	1,042	n/a	n/a	1,273	1,233
		Equipment Financing	April 1, 2023	Fixed interest rate 9.9%; EOT 12.0%	1,235	n/a	n/a	1,446	1,416
		Equipment Financing	May 1, 2023	Fixed interest rate 10.5%; EOT 12.0%	943	n/a	n/a	1,093	1,065
		Warrant (9)	September 25, 2025	Common Stock; Strike Price $3.59	-	75,000	n/a	69	23
Total Zosano Pharma Corporation					4,932			6,494	6,231

Total Investment in Securities (23)								$638,714	$677,246

(1) All portfolio companies are located in North America. As of September 30, 2021, the Company had two foreign domiciled portfolio companies, which are based in Canada and, in total, represent 4.5% of total net asset value based on fair value. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Securities Act.

(2) The Company uses the North American Industry Classification System (NAICS) code for classifying the industry grouping of its portfolio companies.

(3) All debt investments are income producing unless otherwise noted. All equity and warrant investments are non-income producing unless otherwise noted. Equipment financed under our equipment financing investments relates to operational equipment essential to revenue production for the portfolio company in the industry noted.

(4) Interest rate is the fixed or variable rate of the debt investments and does not include any original issue discount, end-of-term (“EOT”) payment, or any additional fees related to such investments, such as deferred interest, commitment fees, prepayment fees or exit fees. EOT payments are contractual payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed rate determined at the inception of the loan. At the end of the term of certain equipment financings, the borrower has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, or return the equipment and pay a restocking fee. The fair values of the financed assets have been estimated as a percentage of original cost for purpose of the EOT payment value. The EOT payment is amortized and recognized as non-cash income over the loan or equipment financing prior to its payment and is included as a component of the cost basis of the Company’s current debt securities.

(5) Principal is net of repayments, if any, as per the terms of the debt instrument's contract.

(6) Except as noted, all investments were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Company’s board of directors.

(7) Convertible notes represent investments through which the Company will participate in future equity rounds at preferential rates. There are no principal or interest payments made against the note unless conversion does not take place.

(8) The interest rate on variable interest rate investments represents a benchmark rate plus spread. The benchmark interest rate is subject to an interest rate floor. The benchmark rate Prime was 3.25% and 1-month USD LIBOR was 0.08% as of September 30, 2021.

(9) Asset is valued using Level 2 inputs.

(10) Indicates a “non-qualifying asset” under section 55(a) by the Investment Company Act of 1940, as amended. The Company’s percentage of non-qualifying assets at fair value represents 4.5% of the Company’s total assets as of September 30, 2021. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Asset is not a U.S. entity. Invenia, Inc. and Nexii, Inc. are Canadian corporations.

(11) Investment has zero cost basis as it was purchased at a fair market value of zero as part of the Formation Transactions.

(12) Investment is a secured loan warehouse facility collateralized by interest in specific assets that meet the eligibility requirements under the facility during the warehouse period. Repayment of the facility will occur over the amortizing period unless otherwise prepaid.

(13) Investment is considered non-income producing.

(14) Preferred stock represent investments through which the Company will have preference in liquidation rights and do not contain any cumulative preferred dividends.

(15) Investment is on non-accrual status as of September 30, 2021, and is therefore considered non-income producing.

(16) Investment has an unfunded commitment as of September 30, 2021 (see “Note 6 – Commitments and Contingencies”). The fair value of the investment includes the impact of the fair value of any unfunded commitments.

(17) Interest on this loan includes a payment-in-kind (“PIK”) provision. Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on an accrual basis to the extent such amounts are expected to be collected.

(18) This investment is deemed to be a “Control Investment” or an “Affiliate Investment.” The Company classifies its investment portfolio in accordance with the requirements of the 1940 Act. Control Investments are defined by the Investment Company Act of 1940, as amended, as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Affiliate Investments are defined by the Investment Company Act of 1940, as amended, as investments in companies in which the Company owns between 5% and 25% (inclusive) of the voting securities and does not have rights to maintain greater than 50% of the board representation. As defined in the Investment Company Act, the Company is deemed to be an “Affiliated Person” of this portfolio company.

MANAGEMENT

The information in the sections entitled “Election of Director Nominees” and “Corporate Governance” in our most recent definitive proxy statement on Schedule 14A for our annual meeting of stockholders (the “Annual Proxy Statement”) are incorporated herein by reference.

EXECUTIVE COMPENSATION

The information in the sections entitled “Executive Compensation” and “Director Compensation” in our most recent Annual Proxy Statement are incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The information in the section entitled “Certain Relationships and Related Party Transactions” in our most recent Annual Proxy Statement is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information in the sections entitled “Election of Director Nominees” and “Security Ownership of Management and Certain Beneficial Owners” in our most recent Annual Proxy Statement is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE

Quarterly Determinations

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding at the date as of which the determination is made. As of the date of this prospectus, we do not have any preferred stock outstanding.

We calculate the value of our investments in accordance with the procedures described in “Management’s Discussion and Analysis of Financial Condition Results of Operations — Fair Value of Financial Instruments” in of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, under the caption “Fair Value of Financial Instruments,” which are incorporated herein by reference.

Determinations in Connection with our Offerings

In connection with each offering of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value per share at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:

●	the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

●	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and

●	the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any material change in the net asset value per share of our common stock during the period discussed above.

Moreover, to the extent that there is a possibility that we may (i) issue shares of our common stock at a price per share below the then-current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended or supplemented, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2021 Annual Meeting of Stockholders held on June 17, 2021, our stockholders voted to allow us to issue common stock at a price below net asset value, or NAV, per share for the period ending on the earlier of the one-year anniversary of the date of our 2021 Annual Meeting of Stockholders and the date of our 2022 Annual Meeting of Stockholders, which is expected to be held in May or June 2022. We may seek similar approval at subsequent meetings of stockholders.

The proposal approved by our stockholders at our 2021 Annual Meeting of Stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in one or more offerings may not exceed 25% of our outstanding common stock as of the date of stockholder approval of this proposal. We have agreed to comply with the following conditions in connection with any offering undertaking pursuant to this proposal:

●	a majority of our independent directors who have no financial interest (other than ownership of shares of our common stock) in the sale have determined that such sale would be in our and our stockholders’ best interests;

●	a majority of our independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

●	following such issuance, not more than 25% of our then outstanding shares as of the date of stockholder approval will have been issued at a price less than our then current net asset value per share.

We are also permitted under the 1940 Act to sell shares of common stock below net asset value per share in rights offerings. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective and strategies.

Sales by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:

●	existing stockholders who do not purchase any shares in the offering;

●	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

●	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following table illustrates the reduction to net asset value and dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Sales prices and discounts are hypothetical in the presentation below.

The examples assume that Company XYZ has 25,000,000 common shares outstanding, $600,000,000 in total assets and $300,000,000 in total liabilities. The current net asset value and net asset value per share are thus $300,000,000 and $12.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 2,500,000 shares (10% of the outstanding shares) at $10.80 per share after offering expenses and commissions (a 10% discount from net asset value), (2) an offering of 6,250,000 shares (25% of the outstanding shares) at $10.20 per share after offering expenses and commissions (a 15% discount from net asset value) and (3) an offering of 6,250,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale	Example 1 – 10% Offering at 10% Discount(1)		Example 2 – 25% Offering at 15% Discount(1)		Example 3 – 25% Offering at 100% Discount(1)
	Below NAV Per Share	Following Sale	Percent Change	Following Sale	Percent Change	Following Sale	Percent Change
Offering Price
Price per Share to Public	—	$11.37	—	$10.74	—	$—	—
Net Proceeds per Share to Issuer	—	$10.80	—	$10.20	—	$—	—
Increase in Shares and Decrease to NAV Per Share
Total Shares Outstanding	25,000,000	27,500,000	10.00%	31,250,000	25.00%	31,250,000	25.00%
NAV per Share	$12.00	$11.89	(0.92)%	$11.64	(3.00)%	$9.60	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	250,000	250,000	—	250,000	—	250,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$3,000,000	$2,972,500	(0.92)%	$2,910,000	(3.00)%	$2,400,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $12.00 per Share)	$3,000,000	$3,000,000	—	$3,000,000	—	$3,000,000	—
Total Dilution to Stockholder A (Change in Total NAV Held by Stockholder)	—	$(27,500)	—	$(90,000)	—	$(600,000)	—
NAV Dilution Per Share
NAV per Share Held by Stockholder A	—	$11.89	—	$11.64	—	$9.60	—
Investment per Share Held by Stockholder A	$12.00	$12.00	—	$12.00	—	$12.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.11)	—	$(0.36)	—	$(2.40)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)	—	—	(0.92)%	—	(3.00)%	—	(20.00)%

(1)	Assumes a 5% selling compensation and expenses paid by us.

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discount to net asset value increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 15% discount from the prior chart (Example 2) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 31,250 shares, which is 0.5% of an offering of 6,250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 93,750 shares, which is 1.5% of an offering of 6,250,000 shares rather than its 1.0% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV Per Share	Following Sale	Percent Change	Following Sale	Percent Change
Offering Price
Price per Share to Public	—	$10.74	—	$10.74	—
Net Proceeds per Share to Issuer	—	$10.20	—	$10.20	—
Increase in Shares and Decrease to NAV Per Share
Total Shares Outstanding	25,000,000	31,250,000	25.00%	31,250,000	25.00%
NAV per Share	$12.00	$11.64	(3.00)%	$11.64	(3.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	250,000	281,250	—	343,750	—
Percentage of Shares Held by Stockholder A	1.00%	0.90%	—	1.10%	—
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$3,000,000	$3,273,750	9.13%	$4,001,250	33.38%
Total Investment by Stockholder A (Assumed to be $12.00 per Share on Shares Held Prior to Sale)	$3,000,000	$3,335,526	—	$4,006,579	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(61,776)	—	$(5,329)	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$11.64	—	$11.64	—
Investment per Share Held by Stockholder A (Assumed to be $12.00 per Share on Shares Held Prior to Sale)	$12.00	$11.86	(1.17)%	$11.66	(2.83)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$(0.02)	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.83)%	—	(0.17)%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below net asset value and whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Examples 1, 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share.

	Prior to Sale	Example 1 – 10% Offering at 10% Discount(1)		Example 2 – 25% Offering at 15% Discount(1)		Example 3 – 25% Offering at 100% Discount(1)
	Below NAV Per Share	Following Sale	Percent Change	Following Sale	Percent Change	Following Sale	Percent Change
Offering Price
Price per Share to Public	—	$11.37	—	$10.74	—	$—	—
Net Proceeds per Share to Issuer	—	$10.80	—	$10.20	—	$—	—
Increase in Shares and Decrease to NAV Per Share
Total Shares Outstanding	25,000,000	27,500,000	10.00%	31,250,000	25.00%	31,250,000	25.00%
NAV per Share	$12.00	$11.89	(0.92)%	$11.64	(3.00)%	$9.60	(20.00)%
Accretion to Participating Investor A
Share Accretion
Shares Held by Investor A	—	25,000	—	62,500	—	62,500	—
Percentage of Shares Held by Investor A	—	0.09%	—	0.20%	—	0.20%	—
NAV Accretion
Total NAV Held by Investor A	—	$297,250	—	$727,500	—	$600,000	—
Total Investment by Investor A (At Price to Public)	—	$284,211	—	$671,053	—	$—	—
Total Accretion to Investor A (Total NAV Less Total Investment)	—	$13,039	—	$56,447	—	$600,000	—
NAV Accretion Per Share
NAV per Share Held by Investor A	—	$11.89	—	$11.64	—	$9.60	—
Investment per Share Held by Investor A	—	$11.37	—	$10.74	—	$—	—
NAV Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.52	—	$0.90	—	$9.60	—
Percentage NAV Accretion Experienced by Investor A (NAV Accretion per Share Divided by Investment per Share)	—	—	4.57%	—	8.4%	—	—

(1)	Assumes a 5% selling compensation and expenses paid by us.

DISTRIBUTION REINVESTMENT PLAN

We adopted a distribution reinvestment plan, as amended and restated, that provides for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our Board declares a cash distribution, then our stockholders who have not “opted out” of such distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. American Stock Transfer & Trust Company, LLC, the plan administrator (the “Plan Administrator”), and our transfer and dividend paying agent and registrar will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form.

A registered stockholder may elect to receive an entire distribution in cash by notifying the Plan Administrator in writing so that such notice is received by the Plan Administrator no later than three (3) days prior to the payment date for the applicable distributions to stockholders. Such election will remain in effect until the stockholder notifies the Plan Administrator in writing of such stockholder’s desire to change its election, which notice must be delivered to the Plan Administrator no later than three (3) days prior to the payment date for the first distribution for which such stockholder wishes its new election to take effect. Upon request by a stockholder participating in the plan to opt out of the plan, received in writing not less than three (3) days prior to the payment date for the applicable distributions to stockholders, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a check for the cash distribution. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

There are no brokerage charges or other charges to stockholders who participate in the plan. The Plan Administrator’s fees are paid by us. If a participant elects by written notice to the Plan Administrator prior to termination of his or her account to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions are reinvested, such stockholder does not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s tax basis in the stock received in a distribution from us is generally equal to the amount of the reinvested distribution. Any stock received in a distribution has a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the Plan Administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the Plan Administrator at the address below. Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to the termination date. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in the shares of our common stock. This discussion does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire shares of our common stock in connection with the performance of services, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the Internal Revenue Service (“IRS”) may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Stockholder” generally is a beneficial owner of the Company’s common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	a trust that is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Stockholder” is a beneficial owner of our common stock that is neither a U.S. Stockholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We have elected to be treated, and intend to qualify each year, as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must timely distribute to stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of income we timely distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of net ordinary income for each calendar year, (ii) 98.2% of capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any net ordinary income and capital gain net income that we recognized in preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any net ordinary income and capital gain net income in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the business of investing in such stock or securities (the “90% Income Test”); and

●	diversify our holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our qualification for tax treatment as a RIC and become subject to U.S. federal income tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. In addition, we may be prohibited under the terms of our credit facilities from making distributions unless certain conditions are satisfied. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Foreign Investments

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our shareholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.

Income inclusions from a QEF will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving nondollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “good income” from which a RIC must derive at least 90% Income Test.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to U.S. federal income tax on such income at regular corporate rates (and also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to stockholders. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to U.S. federal income tax at regular corporate rates on any net built-in gains with respect to certain assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of “investment company taxable income” (which is, generally, net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us should not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of stockholders taxed at individual rates, regardless of the U.S. Stockholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay U.S. federal income tax on the retained amount, each U.S. Stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Stockholder is treated as having paid exceeds the tax such stockholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

In accordance with certain applicable Treasury regulations and a revenue procedure issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain or qualified dividend income to the extent such distribution is properly reported as such) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes.

As a result of receiving distributions in the form of our common stock, a U.S. stockholder may be required to pay U.S. federal income tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock such stockholder receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay U.S. federal income taxes owed on distributions, it may put downward pressure on the trading price of shares of our common stock.

Although we have no currently have no intention of paying dividends in shares of our stock, we could in the future choose to pay a portion of our dividends in shares of our common stock in accordance with these Treasury regulations and the revenue procedure in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement or to eliminate our liability for corporate-level U.S. federal income tax.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

Under our reinvestment of distributions policy, if a U.S. Stockholder owns shares of our common stock registered in its own name, the U.S. Stockholder will have all cash distributions automatically reinvested in additional shares of our common stock if the U.S. Stockholder does not “opt out” of the reinvestment of distributions by delivering a written notice to us prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Stockholder. The U.S. Stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares of our common stock will have a new holding period commencing on the day following the day on which the shares of our common stock are credited to the U.S. Stockholder’s account.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution. However, the stockholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Stockholder generally will recognize taxable gain or loss if the U.S. Stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Stockholder’s adjusted tax basis in shares of our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held his, her or its shares of our common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares of our common stock. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for a non-corporate U.S. Stockholder in any single taxable year (or a $4 million loss over a combination of years) or $10 million or more for a corporate U.S. Stockholder in any single taxable year (or a $20 million loss over a combination of years), the U.S. Stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of its U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.

We (or the applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Stockholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. Following this offering, we expect that our shares will be regularly traded on an established securities market and that we will therefore qualify as a publicly offered regulated investment company following this offering. No assurance can be provided that we will qualify as a publicly offered regulated investment company for any taxable year. For any period that we are not a publicly offered regulated investment company, for purposes of computing the taxable income of a non-corporate U.S. Stockholder, (i) our earnings will be computed without taking into account such non-corporate U.S. Stockholder’s allocable portion of our affected expenses, (ii) such non-corporate U.S. Stockholder’s allocable portion of our affected expenses will be treated as an additional distribution to the stockholder, (iii) such non-corporate U.S. Stockholder will be treated as having paid or incurred the allocable portion of our affected expenses for the calendar year, and (iv) such allocable portion of our affected expenses will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate U.S. Stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC. In particular, these expenses, which are treated as “miscellaneous itemized deductions”, are currently not deductible by individuals (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a stockholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes.

Taxation of Tax-Exempt Stockholders

A U.S. Stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Stockholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Stockholder generally should not be subject to U.S. taxation solely as a result of the stockholder’s ownership of our common stock and receipt of distributions with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Stockholder. Therefore, a tax-exempt U.S. Stockholder should not be treated as earning income from “debt-financed property” and distributions we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of distributions payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Stockholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Stockholders

The following discussion only applies to certain Non-U.S. Stockholders. Whether an investment in the shares of our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of our common stock, will generally not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder.

Under our reinvestment of distributions policy, if a Non-U.S. Stockholder owns shares of our common stock registered in its own name, the Non-U.S. Stockholder will have all cash distributions automatically reinvested in additional shares of our common stock if such stockholder does not “opt out” of the reinvestment of distributions policy by delivering a written notice to us prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the amount distributed (to the extent of current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount reinvested. The additional shares of our common stock will have a new holding period commencing on the day following the day on which the shares of our common stock are credited to the Non-U.S. Stockholder’s account.

The tax consequences to Non-U.S. Stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be advisable for a Non-U.S. Stockholder.

We must generally report to Non-U.S. Stockholders and the IRS the amount of distributions paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Stockholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Stockholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Stockholder of our common stock, provided the Non-U.S. Stockholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Stockholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Non-U.S. Stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares of our common stock, beneficial owners could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Amendment and Restatement (the “Charter”) and our Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of December 17, 2021:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	200,000,000	—	27,237,860

Common Stock

All shares of our common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our Charter authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our Charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 662∕3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in our Bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our Bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act as of the date of such agreements.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Charter and Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our Bylaws), in which directors are elected by a plurality of the votes cast in the contested election of directors. There is no cumulative voting in the election of directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less the minimum number required by the MGCL or greater than eleven. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least three-fourths of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open- end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.

The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two- thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Accordingly, we have opted-out of the Maryland Control Share Acquisition Act. We can offer no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests, including in light of the Board’s fiduciary obligations, applicable federal and state laws, and the particular facts and circumstances surrounding the Board’s decision.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Bylaws may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

Transfer Restrictions

The shares of our common stock issued and sold by us in January 2020 in reliance upon the available exemptions from the registration requirements of the Securities Act (the “Private Common Stock Offering”) and issued by us in the Formation Transactions that were not registered for resale in connection with our IPO have not been registered under the Securities Act or the securities laws of any jurisdiction and, accordingly, until registered, may not be resold or transferred except as permitted under the Securities Act and the applicable securities laws of any jurisdiction. See “Securities Eligible For Future Sale” for additional information.

Convertible Notes

Overview

In December 2020, in reliance upon the available exemptions from the registration requirements of the Securities Act, we issued and sold $50 million in aggregate principal amount of the Convertible Notes at an original issuance price of 97.376% of the aggregate principal thereof. The Convertible Notes were issued pursuant to the Convertible Notes Indenture and mature on December 11, 2025, unless repurchased or converted in accordance with their terms prior to such date.

The Convertible Notes bear interest at a rate of 6.00% per year, subject to additional interest upon certain events, payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2021. If an investment grade rating is not maintained with respect to the Convertible Notes, additional interest of 0.75% per annum will accrue on the Convertible Notes until such time as the Convertible Notes have received an investment grade rating of “BBB-” (or its equivalent) or better.

The Convertible Notes are direct unsecured obligations of the Company and rank equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; effectively junior in right of payment to the Company’s existing and future secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. No sinking fund is provided for the Convertible Notes.

Holders may convert their Convertible Notes, at their option, at any time on or prior to the close of business on the business day immediately preceding the Convertible Notes Maturity Date. The conversion rate was initially 66.6667 shares of the Company’s common stock, per $1,000 principal amount of the Convertible Notes (equivalent to an initial conversion price of approximately $15.00 per share of common stock). Effective immediately after the close of business on September 30, 2021, the conversion rate changed to 66.7960 shares of our common stock, per $1,000 principal amount of the Convertible Notes (equivalent to a conversion price of approximately $14.97 per share of common stock) as a result of a certain cash dividend of the Company. The net asset value per share of our common stock at September 30, 2020 (the last date prior to the issuance of the Convertible Notes for which we reported net asset value) was $13.01. The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the Convertible Notes Maturity Date, the Company will increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such a corporate event in certain circumstances. Upon conversion of the Convertible Notes, the Company will pay or deliver, as the case may be, cash, shares of common stock, or a combination of cash and shares of common stock, at the Company’s election, per $1,000 principal amount of the Convertible Notes, equal to the then existing conversion rate.

At the Company’s option, it may cause holders to convert all or a portion of the then outstanding principal amount of the Convertible Notes plus accrued but unpaid interest, but excluding the date of such conversion, at any time on or prior to the close of business on the business day immediately preceding the Convertible Notes Maturity Date, if, following the listing of the Company’s common stock on a national securities exchange, the closing sale price of the common stock on such national securities exchange for any 30 consecutive trading days exceeds 120% of the conversion price, as may be adjusted. Upon such conversion, the Company will pay or deliver, as the case may be, cash, shares common stock, or a combination of cash and shares of common stock, at the Company’s election, per $1,000 principal amount of the Convertible Notes, equal to the then existing conversion rate, and a forced conversion make-whole payment, if any, in cash.

In addition, if the Company undergoes a fundamental change (as defined in the Second Supplemental Indenture), holders may require the Company to repurchase for cash all or part of such holders’ Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Convertible Notes Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act, as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, (ii) comply with Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act, as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, (iii) provide certain financial information to the holders of the Convertible Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act, and (iv) use its commercially reasonable efforts to maintain a rating on the Convertible Notes at all times. These covenants are subject to important limitations and exceptions that are described in the Convertible Notes Indenture.

Convertible Notes Registration Rights Agreement

Concurrently with the closing of the Convertible Notes Offering, we entered into a registration rights agreement, dated as of December 11, 2020 (the “Convertible Notes Registration Rights Agreement”), for the benefit of the holders of the Convertible Notes and the shares of common stock issuable upon conversion of the Convertible Notes. Pursuant to the terms of the Convertible Notes Registration Rights Agreement, we filed with the SEC a registration statement registering the public resale of the Convertible Notes and the shares of our common stock issuable upon conversion of the Convertible Notes by the holders thereof, which was declared effective by the SEC on August 2, 2021. Under the Convertible Notes Registration Rights Agreement, we are obligated to use our commercially reasonable efforts to continuously maintain such registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, for the period described in the Convertible Notes Registration Rights Agreement. There can be no assurance that any selling holder of such securities will sell any or all of such securities registered pursuant to such resale registration statement.

2025 Notes

Overview

In January 2020, concurrent with the completion of the Private Common Stock Offering, we completed the 144A Note Offering in reliance upon the available exemptions from the registration requirements of the Securities Act, pursuant to which we issued and sold $125 million in aggregate principal amount of the unsecured 2025 Notes. The 2025 Notes were issued pursuant to the 2025 Notes Indenture and mature on January 16, 2025, unless repurchased or redeemed in accordance with their terms prior to such date. The 2025 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, on or after January 16, 2023 at a redemption price equal to 100% of the outstanding principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of redemption. The holders of the 2025 Notes do not have the option to have the 2025 Notes repaid or repurchased by us prior to the Maturity Date.

The 2025 Notes bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2020. The 2025 Notes are direct, general unsecured obligations of us and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the 2025 Notes. The 2025 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior. The 2025 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The 2025 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities including, without limitation, borrowings under the Credit Suisse Credit Agreement, and effectively subordinated to any indebtedness which is secured.

The 2025 Notes Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the 1940 Act, whether or not we are subject to those requirements, and (ii) provide financial information to the holders of the 2025 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the 2025 Notes Indenture.

2025 Notes Registration Rights Agreement

Concurrently with the closing of the 144A Note Offering, we entered into the 2025 Notes Registration Rights Agreement for the benefit of the purchasers of the 2025 Notes in such offering. Pursuant to the terms of the 2025 Notes Registration Rights Agreement, we filed with the SEC a registration statement registering the public resale of the 2025 Notes by the holders thereof that elected to include their 2025 Notes in such registration statement, which was declared effective by the SEC on October 20, 2020. We filed with the SEC a subsequent registration statement registering the public resale of such 2025 Notes by such holders, which was declared effective by the SEC on August 2, 2021. Under the 2025 Notes Registration Rights Agreement, we are obligated to use our commercially reasonable efforts to continuously maintain such registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, for the period described in the 2025 Notes Registration Rights Agreement. There can be no assurance that any selling holder of such securities will sell any or all of such securities registered pursuant to such resale registration statement.

August 2026 Notes

On August 24, 2021, we issued and sold $125 million in aggregate principal amount of our August 2026 Notes under our shelf Registration Statement on Form N-2 (File No. 333-257818) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated August 19, 2021, a final prospectus supplement dated August 19, 2021, and a pricing term sheet dated August 19, 2021.

The August 2026 Notes were issued pursuant to the August 2026 Notes Indenture, between us and the Trustee. The August 2026 Notes mature on August 24, 2026, unless repurchased or redeemed in accordance with their terms prior to such date. The August 2026 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, at a redemption price equal to the greater of (1) 100% of the principal amount of the August 2026 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the August 2026 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable treasury rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any August 2026 Notes on or after July 24, 2026, the redemption price for the August 2026 Notes will be equal to 100% of the principal amount of the August 2026 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, if a change of control repurchase event (as defined in the August 2026 Notes Indenture) occurs prior to the maturity date of the August 2026 Notes or our redemption of all outstanding August 2026 Notes, we will be required, subject to certain conditions, to make an offer to the holders thereof to repurchase for cash some or all of the August 2026 Notes at a repurchase price equal to 100% of the principal amount of the August 2026 Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The August 2026 Notes bear interest at a fixed rate of 4.375% per year payable semiannually on February 15 and August 15 of each year, commencing on February 15, 2022. The August 2026 Notes are our direct, general unsecured obligations and rank pari passu, or equal in right of payment, with all of our existing and future unsecured indebtedness or other obligations that are not so subordinated.

December 2026 Notes

On December 15, 2021, we issued and sold $75 million in aggregate principal amount of our December 2026 Notes under our shelf Registration Statement on Form N-2 (File No. 333-257818) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated December 10, 2021, a final prospectus supplement dated December 10, 2021, and a pricing term sheet dated December 10, 2021.

The December 2026 Notes were issued pursuant to the December 2026 Notes Indenture, between us and the Trustee. The December 2026 Notes mature on December 15, 2026, unless repurchased or redeemed in accordance with their terms prior to such date. The December 2026 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, at a redemption price equal to the greater of (1) 100% of the principal amount of the December 2026 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the December 2026 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable treasury rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any December 2026 Notes on or after November 15, 2026, the redemption price for the December 2026 Notes will be equal to 100% of the principal amount of the December 2026 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, if a change of control repurchase event (as defined in the December 2026 Notes Indenture) occurs prior to the maturity date of the December 2026 Notes or our redemption of all outstanding December 2026 Notes, we will be required, subject to certain conditions, to make an offer to the holders thereof to repurchase for cash some or all of the December 2026 Notes at a repurchase price equal to 100% of the principal amount of the December 2026 Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The December 2026 Notes bear interest at a fixed rate of 4.25% per year payable semiannually on June 15 and December 15 of each year, commencing on June 15, 2022. The December 2026 Notes are our direct, general unsecured obligations and rank pari passu, or equal in right of payment, with all of our existing and future unsecured indebtedness or other obligations that are not so subordinated.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock under our charter. In particular, every share of stock issued by a BDC must be voting stock and have equal voting rights with every other outstanding class of voting stock, except to the extent that the stock satisfies the requirements for being treated as a senior security, which requires, among other things, that:

●	immediately after issuance and before any distribution is made with respect to common stock, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, of at least 200% (or 150% if certain requirements are met); and

●	the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock.

The features of the preferred stock are further limited by the requirements applicable to RICs under the Code.

For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

●	the designation and number of shares of such class or series;

●	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

●	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such class or series;

●	any provisions relating to the redemption of the shares of such class or series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each stockholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholder s, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

●	the title of such warrants;

●	the aggregate number of such warrants;

●	the price or prices at which such warrants will be issued;

●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

●	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

●	whether such warrants will be issued in registered form or bearer form;

●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the warrants;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies If an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the indenture with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the applicable indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

●	the designation or title of the series of debt securities;

●	the total principal amount of the series of debt securities;

●	the percentage of the principal amount at which the series of debt securities will be offered;

●	the date or dates on which principal will be payable;

●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

●	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

●	the terms for redemption, extension or early repayment, if any;

●	the currencies in which the series of debt securities are issued and payable;

●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

●	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

●	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

●	the provision for any sinking fund;

●	any restrictive covenants;

●	any Events of Default;

●	whether the series of debt securities is issuable in certificated form;

●	any provisions for defeasance or covenant defeasance;

●	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

●	whether the debt securities are subject to subordination and the terms of such subordination;

●	whether the debt securities are secured and the terms of any security interest;

●	the listing, if any, on a securities exchange; and

●	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of risks involved with incurring additional leverage, see “Risk Factors” in our annual, quarterly and other reports filed with the SEC from time to time. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

●	how it handles securities payments and notices,

●	whether it imposes fees or charges,

●	how it would handle a request for the holders’ consent, if ever required,

●	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

●	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

●	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

●	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

●	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

●	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

●	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

●	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

●	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

●	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

●	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

●	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, NY and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

(1)	we default in the payment of any interest upon a debt securities of the series when due and payable and the default continues for a period of 30 days;

(2)	we default in the payment of the principal of (or premium, if any, on) a debt security of the series when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date, and the default continues for a period of five days;

(3)	we fail for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the debt securities of the series then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements with respect to debt securities of the series;

(4)	pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC;

(5)	we file for bankruptcy or certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days;

(6)	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days; and

(7)	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the interests of the holders.

Remedies If an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the outstanding debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If indemnity satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured.

●	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer to the trustee security or indemnity satisfactory to it against the cost, expenses, and other liabilities of taking that action.

●	The trustee must not have taken action for 60 days after receipt of the above notice and offer of security or indemnity.

●	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than a default

●	in the payment of principal, any premium, or interest or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger, Consolidation or Sale of Assets

Unless the prospectus supplement relating to certain debt securities states otherwise, the indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly-owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly-owned subsidiary of the Company) in any one transaction or series of related transactions unless:

●	we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

●	the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

●	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or Event of Default shall have occurred and be continuing; and

●	we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on the debt securities;

●	reduce any amounts due on the debt securities;

●	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

●	adversely affect any right of repayment at the holder’s option;

●	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a debt security in accordance with its terms;

●	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●	modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain changes that would not adversely affect the rights of holders of the outstanding debt securities in any material respect, including to:

●	evidence the succession of any person to the Company and the assumption by any such successor of the covenants of the Company in the indenture and in the debt securities;

●	add any additional covenants of the Company or to surrender any right or power in the indenture conferred upon the Company;

●	add any additional events of default of the Company;

●	secure the debt securities;

●	evidence and provide for the acceptance of appointment under the indenture by a successor trustee with respect to the debt securities;

●	cure any ambiguity, to correct or supplement any provision in the indenture that may be inconsistent with any other provision therein; provided that such action shall not adversely affect the interests of the holders of the applicable outstanding debt securities in any material respect, in each case as determined in good faith by the Company, as evidenced by a certificate of an officer of the Company; or

●	add guarantors or co-obligors with respect to the debt securities.

We also do not need any approval to make any change that affects only debt securities to be issued under the indenture, as may be supplemented, after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

●	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

●	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

●	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

●	Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all debt securities of the series then outstanding or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the debt securities of the series then outstanding after such debt securities have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “— Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

●	If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

●	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity.

●	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

●	Covenant defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

●	No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

●	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplished covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:

●	If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

●	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

●	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

●	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

●	No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

●	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of your debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form,

●	without interest coupons, and

●	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

We may issue two types of unsecured indebtedness obligations: senior and subordinated. Senior unsecured indebtedness obligations refer to those that rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to such indebtedness. Subordinated unsecured indebtedness obligations refer to those that are expressly subordinated in right of payment to other unsecured obligations.

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating To Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued in book-entry form, and the Depository Trust Company, or DTC, will act as securities depository for the debt securities. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC has advised us that it is:

●	a limited purpose trust company organized under the laws of the State of New York;

●	a “banking organization” within the meaning of the New York State Banking Law;

●	a member of the Federal Reserve System;

●	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

●	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants, or Direct Participants, include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC. DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. The DTC Rules applicable to its Participants are on file with the SEC.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

ISSUANCE OF OPTIONS, WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

At our 2021 Annual Meeting of Stockholders held on June 17, 2021, our stockholders approved our ability to sell or otherwise issue options, warrants or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with our capital raising and financing activities, subject to applicable restrictions under the 1940 Act (including, without limitation, that the number of shares issuable does not exceed 25% of our then-outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the market value per share of our common stock). Such authorization has no expiration. Any exercise of options, warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

As a result of obtaining this authorization, in order to sell or otherwise issue options, warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise or conversion feature of the options, warrants or rights must expire within 10 years of issuance; (b) with respect to such securities that are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed; (c) the exercise or conversion price for the options, warrants or rights must not be less than the current market value of the common stock at the date of the issuance of the options, warrants or rights; (d) a majority of our directors who are not “interested persons” of the Company as defined in the 1940 Act shall have approved each individual issuance of options, warrants or rights and determined that each such issuance is in the best interests of the Company and our stockholders; and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

We could also sell shares of our common stock below net asset value per share in certain other circumstances. See “Sales of Common Stock Below Net Asset Value.”

REGULATION

The information contained in “Part I, Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated herein by reference.

SECURITIES ELIGIBLE FOR FUTURE SALE

Rule 144

As of the date of this prospectus, $125 million in aggregate principal amount of the 2025 Notes are outstanding. All of the 2025 Notes, except for the $73,410,000 in aggregate principal amount of the 2025 Notes registered for resale under the Securities Act, are considered “restricted” securities under the meaning of Rule 144 under the Securities Act (“Rule 144”) and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including the exemption provided by Rule 144. Additionally, any 2025 Notes purchased by our affiliates, as that term is defined in Rule 144, would only be able to be sold in compliance with the Rule 144 limitations described below.

In general, under Rule 144, a person (or persons whose 2025 Notes are aggregated) who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those 2025 Notes, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those 2025 Notes without regard to the provisions of Rule 144.

A person (or persons whose 2025 Notes are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period an amount of 2025 Notes that does not exceed 10% of the then outstanding aggregate principal amount of the 2025 Notes. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us (which requires that we are current in our periodic reports under the Exchange Act).

2025 Notes Registration Rights Agreement

Concurrently with the closing of the 144A Note Offering, we entered into the 2025 Notes Registration Rights Agreement for the benefit of the purchasers of the 2025 Notes in such offering. Pursuant to the terms of the 2025 Notes Registration Rights Agreement, we filed with the SEC a resale registration statement on Form N-2 registering the public resale of $73,410,000 in aggregate principal amount of the 2025 Notes by the holders thereof that elected to include their 2025 Notes in such registration statement, which was declared effective by the SEC on October 20, 2020. We filed with the SEC a subsequent registration statement registering the public resale of such 2025 Notes by such holders, which was declared effective by the SEC on August 2, 2021. Under the 2025 Notes Registration Rights Agreement, we are obligated to use our commercially reasonable efforts to continuously maintain a resale registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, described below, until all of the 2025 Notes covered by the resale registration statement have been sold pursuant to the resale registration statement or are otherwise no longer registrable notes, as set forth in the 2025 Notes Registration Rights Agreement.

Notwithstanding the foregoing, we will be permitted, under limited circumstances, to suspend the use, from time to time, of the prospectus that is part of the resale registration statement for the 2025 Notes (and therefore suspend sales under such resale registration statement) for certain periods, referred to as “blackout periods” and described below.

The blackout periods will be for such times as we may reasonably determine is necessary and advisable, but in no event (i) will occur on more than two occasions during any rolling 12-month period, (ii) be for more than an aggregate of 90 days in any rolling 12-month period, or (iii) be for more than 60 days in any rolling 90-day period. Blackout periods shall occur if, among other things, any of the following occurs:

●	the representative(s) of the underwriter(s) in the sale of our common stock for reoffering to the public (including pursuant to a “block trade” or other similar transaction) has advised that the sale of the 2025 Notes under the resale registration statement for the 2025 Notes would have a material adverse effect on such underwritten offering of our common stock;

●	a majority of the independent members of our Board determines in good faith that: (i) the offer or sale of the 2025 Notes would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination or other significant transaction involving us; (ii) upon the advice of counsel, the sale of the 2025 Notes would require disclosure of material non-public information not otherwise required to be disclosed under applicable law; or (iii) (a) we have a bona fide business purpose for preserving the confidentiality of any such transaction, (b) disclosure of any such proposed transaction would have a material adverse effect on us or our ability to consummate such proposed transaction, or (c) any such proposed transaction would render us unable to comply with SEC requirements, in each case under circumstances that would make it impracticable or inadvisable to cause such resale registration statement (or such filings) to become effective or to amend or supplement such resale registration statement on a post-effective basis, as applicable; or

●	we determine in good faith, upon the advice of counsel, that we are required by applicable law, or that it is in our best interests, to supplement the resale registration statement for the 2025 Notes or file a post-effective amendment thereto in order to incorporate information for the purpose of: (i) including in such resale registration statement any prospectus required under Section 10(a)(3) of the Securities Act; (ii) reflecting in the prospectus included in such resale registration statement any facts or events arising after the effective date of such resale registration statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (iii) including in the prospectus included in such resale registration statement any material information with respect to the plan of distribution not disclosed in such resale registration statement or any material change to such information.

Pursuant to the 2025 Notes Registration Rights Agreement, we will pay the fees and expenses incurred in offering and in disposing of the 2025 Notes, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and reasonable and documented fees and expenses of counsel to the selling noteholders in an amount not to exceed $75,000. The selling noteholders will be responsible for (i) all brokers’ and underwriters’ discounts and commissions, transfer taxes, and transfer fees relating to the sale or disposition of the 2025 Notes, and (ii) the fees and expenses of any counsel to the selling noteholders exceeding $75,000.

There can be no assurance that any selling holder of such 2025 Notes will sell any or all of the 2025 Notes registered pursuant to such resale registration statement. Once sold under such resale registration statement, the 2025 Notes will be freely tradable in the hands of persons other than our affiliates.

Convertible Notes Registration Rights Agreement

Concurrently with the closing of the Convertible Notes, we entered into the Convertible Notes Registration Rights Agreement for the benefit of the holders of the Convertible Notes and the shares of common stock issuable upon conversion of the Convertible Notes. Pursuant to the terms of the Convertible Notes Registration Rights Agreement, we filed with the SEC a registration statement registering the public resale of the Convertible Notes and the shares of our common stock issuable upon the conversion thereof by the holders thereof, which was declared effective by the SEC on August 2, 2021. Under the Convertible Notes Registration Rights Agreement, we are obligated to use our commercially reasonable efforts to continuously maintain such registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, described below, until all of such Convertible Notes and such shares of our common stock covered by such resale registration statement have been sold pursuant to such resale registration statement or are otherwise no longer registrable securities, as set forth in the Convertible Notes Registration Rights Agreement.

Notwithstanding the foregoing, we will be permitted, under limited circumstances, to suspend the use, from time to time, of the prospectus that is part of the resale registration statement for the Convertible Notes and the shares of our common stock issuable upon conversion of the Convertible Notes (and therefore suspend sales under such resale registration statement) for certain periods, referred to as “blackout periods” and described below.

The blackout periods will be for such times as we may reasonably determine is necessary and advisable, but in no event (i) will occur on more than two occasions during any rolling 12-month period, (ii) be for more than an aggregate of 90 days in any rolling 12-month period, or (iii) be for more than 60 days in any rolling 90-day period. Blackout periods shall occur if, among other things, any of the following occurs:

●	the representative(s) of the underwriter(s) in the sale of shares our common stock has advised that the sale of the Convertibles Notes and the shares of our common stock issuable upon conversion thereof (collectively, the “Registrable Securities”) pursuant to any such resale registration statement would have a material adverse effect on such underwritten offering of shares of our common stock;

●	a majority of the independent members of our Board determines in good faith that: (i) the offer or sale of the Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination or other significant transaction involving us; (ii) upon the advice of counsel, the sale of the Registrable Securities would require disclosure of material non-public information not otherwise required to be disclosed under applicable law; or (iii) (a) we have a bona fide business purpose for preserving the confidentiality of any such transaction, (b) disclosure of any such proposed transaction would have a material adverse effect on us or our ability to consummate such proposed transaction, or (c) any such proposed transaction would render us unable to comply with SEC requirements, in each case under circumstances that would make it impracticable or inadvisable to cause such resale registration statement (or such filings) to become effective or to amend or supplement such resale registration statement on a post-effective basis, as applicable; or

●	we determine in good faith, upon the advice of counsel, that we are required by applicable law, or that it is in our best interests, to supplement such resale registration statement for the Registrable Securities or file a post-effective amendment thereto in order to incorporate information for the purpose of: (i) including in such resale registration statement any prospectus required under Section 10(a)(3) of the Securities Act; (ii) reflecting in the prospectus included in such resale registration statement any facts or events arising after the effective date of such resale registration statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (iii) including in the prospectus included in such resale registration statement any material information with respect to the plan of distribution not disclosed in such resale registration statement or any material change to such information.

Pursuant to the Convertible Notes Registration Rights Agreement, we will pay the fees and expenses incurred in offering and in disposing of the securities covered thereby, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and reasonable and documented fees and expenses of counsel to the selling holders in an amount not to exceed $75,000. The selling holders will be responsible for (i) all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees, and (ii) the fees and expenses of any counsel to the selling holders exceeding $75,000.

There can be no assurance that any selling holder of such Convertible Notes or shares of our common stock issued upon the conversion of the Convertible Notes will sell any or all of such securities registered pursuant to such resale registration statement. Once sold under such resale registration statement, such securities will be freely tradable in the hands of persons other than our affiliates.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $400,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our outstanding voting securities or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us, or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority, or FINRA, or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, the agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by our custodian, Wells Fargo Bank, National Association, under a custody agreement. The principal address of our custodian is: 600 S. 4th St., Minneapolis, Minnesota 55479. American Stock Transfer & Trust Company, LLC serves as our transfer agent, plan administrator, dividend paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the securities offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP.

Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of the Company incorporated by reference herein from the Company’s Annual Report on Form 10-K, including for the year ended December 31, 2020 and for the period August 12, 2019 (date of inception) to December 31, 2019, have been audited by Ernst & Young LLP, the Company’s independent registered public accounting firm, as set forth in their report included in such Annual Report on Form 10-K. Such consolidated financial statements of the Company are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP is 725 South Figueroa Street, Suite 200, Los Angeles, CA 90017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.

We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

We make available on our website (www.trincapinvestment.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q, our current reports on Form 8-K, our proxy statements and other information filed with the SEC. This information is available free of charge by contacting us at 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004, calling us at (480) 374-5350 or visiting our corporate website. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, if any, and other information previously filed with the SEC.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 4, 2021, and Amendment No. 1 thereto filed with the SEC on July 23, 2021;

●	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 28, 2021;

●	our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, filed with the SEC on May 6, 2021, August 5, 2021, and November 4, 2021 respectively;

●	our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 3, 2021, March 25, 2021, March 29, 2021, June 23, 2021, August 4, 2021, August 23, 2021, August 24, 2021, September 29, 2021, November 1, 2021, November 9, 2021, December 7, 2021, and December 15, 2021; and

●	the description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-39958), as filed with the SEC on January 28, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

See “Available Information” for information on how to obtain a copy of these filings

TRINITY CAPITAL INC.

$400,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

PROSPECTUS

, 2021

TRINITY CAPITAL INC.
PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The interim consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 have been incorporated by reference in this registration statement in “Part A  -  Information Required in a Prospectus.”

The consolidated financial statements as of December 31, 2020 and December 31, 2019 and for the year ended December 31, 2020 and for the period August 12, 2019 (date of inception) to December 31, 2019, the report of Ernst & Young LLP, the Company’s independent registered public accounting firm, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) as of December 31, 2020 have been incorporated by reference in this registration statement in “Part A  -  Information Required in a Prospectus.”

(2) Exhibits

(a)	Articles of Amendment and Restatement (incorporated by reference to exhibit 3.1 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(b)	Bylaws (incorporated by reference to exhibit 3.2 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(c)	Not Applicable.
(d)(1)	Amended and Restated Registration Rights Agreement, dated December 15, 2020 (Common Stock) (incorporated by reference to exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 16, 2020).
(d)(2)	Registration Rights Agreement, dated January 16, 2020 (2025 Notes) (incorporated by reference to exhibit 4.2 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(d)(3)	Registration Rights Agreement, dated December 11, 2020 (Convertible Notes) (incorporated by reference to exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 14, 2020).
(d)(4)	Indenture, dated as of January 16, 2020, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to exhibit 4.3 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(d)(5)	First Supplemental Indenture, dated as of January 16, 2020, relating to the 7.00% Notes due 2025, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to exhibit 4.4 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(d)(6)	Form of 7.00% Note due 2025 (incorporated by reference to Exhibit (d)(5) hereto).
(d)(7)	Second Supplemental Indenture, dated as of December 11, 2020, relating to the 6.00% Convertible Notes due 2025, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to exhibit 4.1 of the Company’s Current Report on Form 8-K filed on December 14, 2020).
(d)(8)	Form of 6.00% Convertible Notes due 2025 (incorporated by reference to Exhibit (d)(7) hereto).

(d)(9)	Third Supplemental Indenture, dated August 24, 2021, relating to the 4.375% Note due 2026, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on August 24, 2021).
(d)(10)	Form of 4.375% Notes due 2026 (included as part of and incorporated by reference to Exhibit (d)(9) hereto).
(d)(11)	Fourth Supplemental Indenture, dated December 10, 2021, relating to the 4.25% Note due 2026, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on December 15, 2021).
(d)(12)	Form of 4.25% Notes due 2026 (included as part of and incorporated by reference to Exhibit (d)(11) hereto).
(d)(13)	Statement of Eligibility of Trustee on Form T-1.*
(e)	Amended and Restated Distribution Reinvestment Plan (incorporated by reference to exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 29, 2021).
(f)	Not Applicable.
(g)	Not Applicable.
(h)(1)	Form of Underwriting Agreement for Equity Securities.**
(h)(2)	Form of Underwriting Agreement for Debt Securities.**
(h)(3)	Open Market Sale Agreement, dated November 9, 2021, by and between Trinity Capital Inc. and Jefferies LLC (incorporated by reference to exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 9, 2021).
(i)(1)	2019 Trinity Capital Inc. Long-Term Incentive Plan (incorporated by reference to exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 23, 2021).
(i)(2)	Form of Restricted Stock Agreement (2019 Trinity Capital Inc. Long Term Incentive Plan) (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed on September 14, 2021).
(i)(3)	Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (incorporated by reference to exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 23, 2021).
(i)(4)	Form of Restricted Stock Agreement (Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan) (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on September 14, 2021).
(j)	Custody and Account Agreement, dated as of January 8, 2020, by and between the Registrant and Wells Fargo Bank, National Association (incorporated by reference to exhibit 10.14 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(1)	Credit Suisse Credit Agreement, dated as of January 8, 2020, with Credit Suisse AG (incorporated by reference to exhibit 10.1 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(2)	First Amendment to Credit Suisse Credit Agreement, dated as of March 31, 2020, with Credit Suisse AG (incorporated by reference to exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 12, 2020).
(k)(3)	Second Amendment to Credit Suisse Credit Agreement, dated as of September 29, 2020, with Credit Suisse AG (incorporated by reference to exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 12, 2020).
(k)(4)	Sale and Contribution Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.2 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(5)	Security Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.3 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(6)	Servicing Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.4 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(7)	Custodial Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.5 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

(k)(8)	Credit Agreement, dated October 27, 2021, relating to the Key Bank Credit Facility, by and among Trinity Capital, Inc., TrinCap Funding, LLC, KeyBank National Association, as administrative agent and syndication agent, Wells Fargo, National Association, as collateral custodian and paying agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 1, 2021).
(k)(9)	Sale and Contribution Agreement, dated October 27, 2021, between the Company and TrinCap Funding, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 1, 2021).
(k)(10)	Employment Offer Letter, dated January 16, 2020, by and between the Registration and Steven L. Brown (incorporated by reference to exhibit 10.6 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(11)	Employment Offer Letter, dated January 16, 2020, by and between the Registration and Kyle Brown (incorporated by reference to exhibit 10.7 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(12)	Employment Offer Letter, dated January 16, 2020, by and between the Registration and Gerald Harder (incorporated by reference to exhibit 10.8 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(13)	Separation and General Release Agreement, dated November 26, 2020, by and between the Company and Susan Echard (incorporated by reference to exhibit 10.13 to the Company’s Annual Report on Form 10-K filed on March 4, 2021).
(k)(14)	Form of Indemnification Agreement (Directors) (incorporated by reference to exhibit 10.12 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(15)	Form of Indemnification Agreement (Officers) (incorporated by reference to exhibit 10.13 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(16)	Transfer Agency Agreement and Registrar Services Agreement, dated November 1, 2019, by and between the Registrant and American Stock Transfer & Trust Company, LLC (incorporated by reference to exhibit 10.15 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(l)	Opinion and Consent of Eversheds Sutherland (US) LLP.*
(n)	Consent of Ernst & Young LLP.*
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)	Code of Ethics (incorporated by reference to exhibit 14.1 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

*	Filed herewith.

**	To be filed by post-effective amendment or incorporated by reference, as applicable.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

Amount
U.S. Securities and Exchange Commission registration fee	$37,080
FINRA filing fee	60,500
Nasdaq Global Select Market listing fee(1)	25,000
Printing expenses(1)	50,000
Legal fees and expenses(1)	75,000
Accounting fees and expenses(1)	75,000
Miscellaneous fees and expenses(1)	77,420
Total(1)	$400,000

(1) These amounts are estimates.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings “Business,” “Management,” “Certain Relationships and Related-Party Transactions” and “Control Persons and Principal Stockholders” in this Registration Statement is incorporated herein by reference.

In connection with the Formation Transactions, Trinity Capital Holdings, LLC, a Delaware limited liability company, and Trinity Funding 1, LLC, a Delaware limited liability company, became wholly owned subsidiaries of the Registrant on January 16, 2020.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of each class of our securities as of December 17, 2021.

Title of Class	Number of Record Holders

Common Stock	118
7.00% Unsecured Notes due 2025	17
6.00% Unsecured Convertible Notes due 2025	5
4.375% Unsecured Notes due 2026	20
4.25% Unsecured Notes due 2026	17

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our charter and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non- party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.

We have agreed to indemnify the underwriters, if any, against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

Not applicable.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) The Registrant, 1 N. 1st Street, 3rd Floor, Phoenix, Arizona 85004;

(2) The custodian, Wells Fargo Bank, National Association, 600 S. 4th St., Minneapolis, Minnesota 55479; and

(3) The transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) Not applicable.

(2) Not applicable.

(3)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. Provided, however, that paragraphs 3(a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant

(iii) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4) Not applicable.

(5) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, and the State of Arizona on the 20th day of December, 2021.

TRINITY CAPITAL INC.

By:	/s/ Steven L. Brown
	Name:	Steven L. Brown
	Title:	Chairman and Chief Executive Officer

POWER OF ATTORNEY

Each officer and director of Trinity Capital Inc. whose signature appears below constitutes and appoints Steven L. Brown, David Lund and Sarah Stanton, and each of them to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to execute and file any or all amendments including any post-effective amendments and supplements to this registration statement, and any additional registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities indicated on December 20, 2021.

Name	Title

/s/ Steven L. Brown	Chairman and Chief Executive Officer
Steven L. Brown	(Principal Executive Officer)

/s/ David Lund	Chief Financial Officer, Executive Vice President -
David Lund	Finance and Strategic Planning, and Treasurer (Principal Financial and Accounting Officer)

/s/ Kyle Brown	Director, President and Chief Investment Officer
Kyle Brown

/s/ Ronald E. Estes	Director
Ronald E. Estes

/s/ Michael E. Zacharia	Director
Michael E. Zacharia

/s/ Irma Lockridge	Director
Irma Lockridge

/s/ Richard Hamada	Director
Richard Hamada